As filed with the Securities and Exchange Commission on August 11, 2000
================================================================================
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                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

     Filed by the Registrant  |X|

     Filed by a Party other than the Registrant  |_|

     Check the appropriate box:

     |_|  Preliminary Proxy Statement
     |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     |X|  Definitive Proxy Statement
     |_|  Definitive Additional Materials
     |_|  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                          ARINCO COMPUTER SYSTEMS INC.
             -------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

             -------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     |X|  No fee required.
     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and O-11.
          (1)  Title of each class of securities to which transaction applies:
          (2)  Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          (4)  Proposed maximum aggregate value of transaction:
          (5)  Total fee paid:
     |_|  Fee paid previously with preliminary materials.
     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)  Amount Previously Paid:
          (2)  Form, Schedule or Registration Statement No.:
          (3)  Filing Party:
          (4)  Date Filed:

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================================================================================

                          Arinco Computer Systems Inc.
                                20 Dayton Avenue
                          Greenwich, Connecticut 06830
                                 (203) 661-6942

                                                                 August 11, 2000

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Arinco Computers Systems Inc. (the "Company" or "Arinco") at the offices of Paul, Weiss, Rifkind, Wharton & Garrison, located at 1285 Avenue of the Americas, New York, New York on Tuesday, September 12, 2000, at 9:00 a.m., local time.

         The Annual Meeting will be held for the following purposes:

         (1) To consider and vote upon a proposal to elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

         (2) To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of April 21, 2000 (the "Merger Agreement"), by and between the Company and Change Technology Partners, Inc. (formerly known as Pangea Internet, Inc.) ("Change Technology"), pursuant to which the Company will merge with and into Change Technology, a wholly-owned subsidiary of the Company, upon the terms and subject to the conditions set forth in the Merger Agreement, as more fully described in the proxy statement which follows this letter;

         (3) To consider and vote upon a proposal to ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year 2000;

         (4) To consider and vote upon a proposal to approve the Company's 2000 Stock Option Plan; and

         (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has unanimously approved proposals (1) through
(4) and recommends that you vote FOR each of them.

         The Board of Directors has fixed the close of business on August 10, 2000 as the record date for determination of shareholders of the Company entitled to notice of and to vote at the meeting, or any adjournment thereof.

         A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999 is enclosed.

         The formal notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy promptly so that your shares will be represented. The proxy is revocable and will not affect your right to vote in person if you attend the Annual Meeting.

                                        Very truly yours,

                                        /s/ Cary S. Fitchey
                                        -------------------
                                        Cary S. Fitchey
                                        President,
                                        Chief Executive Officer, and
                                        Director

                          Arinco Computer Systems Inc.
                                20 Dayton Avenue
                          Greenwich, Connecticut 06830
                                 (203) 661-6942

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO
               BE HELD ON TUESDAY, SEPTEMBER 12, 2000 AT 9:00 A.M.
                 -----------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of Arinco Computers Systems Inc., a New Mexico corporation (the "Company"), will be held at the offices of Paul, Weiss, Rifkind, Wharton and Garrison located at 1285 Avenue of the Americas, New York, New York on Tuesday, September 12, 2000 at 9:00 a.m., local time, for the following purposes:

          (1) To consider and vote upon a proposal to elect five directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified;

          (2) To consider and vote upon a proposal to approve the Agreement and Plan of Merger, dated as of April 21, 2000 (the "Merger Agreement"), by and between the Company and Change Technology, Inc. (formerly known as Pangea Internet, Inc.) ("Change Technology"), pursuant to which the Company will merge with and into Change Technology, a wholly-owned subsidiary of the Company, upon the terms and subject to the conditions set forth in the Merger Agreement, as more fully described in the proxy statement which follows this notice;

          (3) To consider and vote upon a proposal to approve the appointment of KPMG LLP as the Company's independent public accountant for the fiscal year 2000;

          (4) To consider and vote upon a proposal to approve the Company's 2000 Stock Option Plan; and

          (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on August 10, 2000, as the record date for determination of shareholders of the Company entitled to notice of and to vote at the meeting, or any adjournment thereof. Representation of at least one-third of the voting power represented by all outstanding shares is required to constitute a quorum. Accordingly, it is important that your share(s) be represented at the meeting. Whether or not you plan to attend the

Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at any time before it is voted.

                                        By Order of the Board of Directors,

                                        /s/ William P. O'Donnell
                                        ------------------------
                                        William P. O'Donnell
                                        Secretary

August 11, 2000

YOUR VOTE IS IMPORTANT. ACCORDINGLY, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.

                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q:   What is the proposed merger?                      Q:   What do I do if I want to change my
                                                            vote?
A:   Arinco has agreed to merge with its               A:   Just send in a later-dated, signed
     wholly-owned subsidiary, Change                        voting form to the Secretary of Arinco
     Technology.  The purpose of the merger                 listed below before the special meeting
     is solely to change Arinco's state of                  or attend the meeting in person and
     incorporation.                                         vote.
Q:   When do you expect the merger to be               Q:   What will be the federal income tax
     completed?                                             consequences of the merger?
A:   Arinco and Change Technology are                  A:   The merger will be tax-free for the
     working toward completing the merger as                shareholders of Arinco for U.S. federal
     soon as possible, and expect to complete               income tax purposes. However, you
     it shortly after the Annual Meeting, if the            should consult with your own tax
     shareholders of Arinco approve the                     advisor to be certain about the federal
     merger.                                                income tax consequences to you.
Q:   How many shares of Change                         Q:   Should Arinco shareholders send in
     Technology will Arinco shareholders                    their stock certificates now?
     receive?
A:   Arinco shareholders will receive one              A:   No. Each stock certificate of Arinco
     share of Change Technology common                      common stock, Arinco Series A
     stock for each share of Arinco common                  Preferred Stock and Arinco Series B
     stock, one share of Change Technology                  Preferred Stock will represent the
     Series A convertible preferred stock for               same number of shares of Change
     each share of Arinco Series A convertible              Technology common stock, Change
     preferred stock and one share of Change                Technology Series A Preferred Stock
     Technology Series B convertible                        and Change Technology Series B
     preferred stock for each share of Arinco               Stock, respectively.
     Series B preferred stock.
Q:   Will the shares of Change Technology I            Q:   If my shares are held in "street
     will receive be publicly traded?                       name" by my broker, will my
                                                            broker vote my shares for me
                                                            without my instructions?
A:   We expect that shares of Change                   A:   No. You should instruct your broker to
     Technology Common Stock will be                        vote your shares, following the
     traded on the NASDAQ Bulletin Board,                   directions provided by your broker.
     just as shares of Arinco Common Stock                  Your failure to instruct your broker to
     currently are traded.                                  vote your shares will be the equivalent
                                                            of voting against the merger.

Q:   What do I need to know?                           Q:   What if I plan to attend the meeting
                                                            in person?
A:   After carefully reading and considering           A:   We recommend that you send in your
     the information contained in this                      voting form in any event.  If you hold
     document, please indicate on your voting               Arinco shares through a third party,
     form how you want to vote and mail your                such as a broker, you should send an
     signed and dated voting form in the                    account statement or similar
     enclosed return envelope as soon as                    documentation of ownership to the
     possible, so that your shares may be                   Secretary of Arinco, requesting a
     represented at the Annual Meeting.  If                 ticket.
     you do not vote your shares in connection
     with the merger proposal, it will have the
     same effect as voting against the merger
     proposal.
                                                       Q:   Do I have dissenters' rights?
                                                       A:   You do have dissenters' rights. You
                                                            may exercise such right if you do not
                                                            vote in favor of the merger and you
                                                            file with Arinco, prior to or at the
                                                            Annual Meeting, a written objection to
                                                            the proposed merger.  If the merger is
                                                            approved, you will be able to make a
                                                            written demand on Change Technology,
                                                            within 10 days of the Annual Meeting,
                                                            and obtain payment of the fair value of
                                                            the shares you held in Arinco.

                       Who can help answer your questions?

         If you have more questions about the merger, you should contact Arinco as follows:

                  Attention: Cary S. Fitchey
                  Arinco Computer Systems Inc.
                  20 Dayton Avenue
                  Greenwich, Connecticut 06830
                  (203) 661-6942

                          Arinco Computer Systems Inc.
                                20 Dayton Avenue
                          Greenwich, Connecticut 06830
                                 (203) 661-6942

                                 PROXY STATEMENT
                       for Annual Meeting of Shareholders
                   to be held on Tuesday, September 12, 2000.

                                  INTRODUCTION

General

         This Proxy Statement and the enclosed proxy, which is first being mailed to the shareholders of Arinco Computer Systems Inc. ("Arinco" or the "Company") on approximately August 11, 2000, is furnished to you in connection with the solicitation of proxies on behalf of the Board of Directors of Arinco to be used at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the offices of Paul, Weiss, Rifkind, Wharton and Garrison located at 1285 Avenue of the Americas, New York, New York on Tuesday, September 12, 2000 at 9:00 a.m., and at any subsequent time which may be necessary by any adjournment or adjournments thereof. The mailing address of the Company's principal executive office is 20 Dayton Avenue, Greenwich, Connecticut 06830.

         Proxies in proper form received by the time of the meeting will be voted as specified. Shareholders may specify their choices by marking the appropriate boxes on the enclosed proxy. If a proxy is dated, signed and returned without specifying choices, the shares will be voted as recommended by the Board of Directors FOR proposals (1), (2), (3) and (4). Business transacted at the Annual Meeting is confined to the purposes stated in the Notice of Annual Meeting. The proxy does, however, convey discretionary authority to the persons named therein as proxies to vote on such other business as may properly come before the Annual Meeting. Shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and the Company's Series A Convertible Preferred Stock, par value $0.10 per share (the "Series A Preferred Stock") and the Company's Series B Convertible Preferred Stock, par value $0.10 (the "Series B Preferred Stock" and, together with the Series A Preferred Stock, the "Preferred Stock"), cannot be voted at the meeting unless the holder is present or represented by proxy.

Voting Securities

         The Board of Directors of the Company (the "Board"), in accordance with the Bylaws of the Company (the "Bylaws"), has fixed the close of business on August 10, 2000, as the record date (the "Record Date") for determining the shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. At the close of business on such date, the outstanding number of voting securities of the Company was 44,959,000 shares of Common Stock, 3,000 shares of Series A Preferred Stock and 3,000,000 shares of Series B Preferred Stock.

         Each holder of Common Stock is entitled to one vote per share of Common Stock held as of the Record Date, each holder of Series A Preferred Stock is entitled to one vote per share of Series A Preferred Stock held as of the Record Date and each holder of Series B Preferred Stock is entitled to 40 votes per share of Series B Preferred Stock held as of the Record Date. The presence, in person or by proxy, of stockholders entitled to cast at least one-third of the voting power represented by all outstanding shares shall constitute a quorum.

         Under the Business Corporation Act of the State of New Mexico, the state in which the Company is incorporated, the Company's Restated Articles of Incorporation (the "Articles of Incorporation") and the Bylaws, if a quorum is present at the Annual Meeting, the affirmative vote of a plurality of the votes cast is required for the election of directors (Proposal (1)) and the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the Annual Meeting is required for approval of Proposal (2) and Proposal (3). With respect to Proposal (4), the Treasury Regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), require the affirmative vote of a majority of the votes cast on the issue to approve Proposal (4) in accordance with such treasury regulations. Under New Mexico law, an abstention is not deemed to be a "vote cast." As a result, abstentions and broker "non-votes" are not included in the tabulation of the voting results of the election of directors (Proposal (1)) or issues requiring approval of a majority of the votes cast (Proposal (4)) and, therefore, do not have the effect of votes in opposition in such tabulations. Abstentions are included in the tabulation of the voting results on issues requiring the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote at the Annual Meeting (Proposal (2) and Proposal (3)) and have the effect of votes in opposition in such tabulations, while broker "non-votes" are not included in the tabulation of the voting results on such issues and therefore do not have the effect of votes against in such tabulations. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and the shares as to which a shareholder abstains are included for purposes of determining whether a quorum of shares is present at the Annual Meeting.

Revocability of Proxies

         A shareholder giving a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date or by attending the meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

PROPOSAL 1:    ELECTION OF DIRECTORS


Board of Directors

         The current number of directors is set at five. The Board is responsible for the overall affairs of the Company.

Meetings of the Board and Certain Committees of the Board

         The Board did not hold any meetings during the fiscal year ended December 31, 1999.

         The Company has standing audit, compensation and nominating committees whose current functions and members are described below. These committees were formed by the Board on March 28, 2000. As a result, no committee meetings were held during the fiscal year ended December 31, 1999. It is anticipated that at its first meeting following the Annual Meeting, the Board will designate the directors who currently serve on these committees, except Cary S. Fitchey (who is not a nominee for the Board), to serve on each of these committees until the next annual meeting of the stockholders.

Audit Committee

         The audit committee is composed of Cary S. Fitchey and James M. Dubin. This committee is charged with the responsibility of overseeing the financial reporting process of the Company. In the course of performing its functions, the audit committee (i) reviews the Company's internal accounting controls and its annual consolidated financial statements, (ii) reviews with the Company's independent certified public accountants the scope of their audit, their report and their recommendations, (iii) considers the possible effect on the independence of such accountants in approving non-audit services requested of them and (iv) recommends the action to be taken with respect to the appointment of the Company's independent certified public accountants. The Board has not adopted a written charter for the audit committee.

         Based upon the definition of "independent director" in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards, James M. Dubin is independent and Cary S. Fitchey is not independent.

         Because the audit committee was not formed until after the filing of the Company's Form 10-KSB for the fiscal year ended December 31, 1999, the audit committee did not review, or have any other involvement with, the audited financial statements included in such report.

Compensation Committee

         The Compensation Committee is composed of James M. Dubin (Chairman) and Cary S. Fitchey. The compensation committee is charged with the responsibility of (i) reviewing, advising and making recommendations with respect to employee salary and compensation plans, benefits and standards applicable to the executive officers of the Company, (ii) taking all actions with respect thereto that are not specifically reserved for the Board and (iii) administering any salary or compensation plans as the compensation committee is designated to administer.

Nominating Committee

         The Nominating Committee is composed of Michael Gleason (Chairman) and Cary S. Fitchey. The nominating committee is charged with the responsibility of reviewing and recommending to the Board proposed nominees for directors of the Company.

Nominees for the Board of Directors

         Five directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The nominees for election as directors who are named below are willing to be elected and to serve. However, in the event that a nominee at the time of election is unable to serve, or is otherwise unavailable for election, the Board may elect a substitute nominee. Information concerning each nominee, including his principal occupation during the past five years and current directorships, is set forth below.

William Avery

         Mr. Avery joined the Company as Managing Director in March 2000. Mr. Avery is also a Managing Partner of FG II Management Company, LLC ("FG II"), where he has worked since 1999. Prior to working with FG II, Mr. Avery was Corporate Senior Vice President and President of the International Division of CUC International Inc. ("CUC"), now merged with Cendant, since 1982, and developed CUC's overseas memberships and Internet businesses through organic growth and acquisitions. Mr. Avery is 50 years of age.

James M. Dubin

         Mr. Dubin has been a director of the Company since March 28, 2000. Mr. Dubin is also a Senior Partner and Co-Chair of the Corporate Department of Paul, Weiss, Rifkind, Wharton & Garrison, an international law firm headquartered in New York City, where he has worked since 1974. Mr. Dubin serves on the boards of directors of Carnival Corporation, the world's largest cruise line operator, and Conair Corporation, an international designer, manufacturer and marketer of branded consumer products. Mr. Dubin is 53 years of age.

Michael Gleason

         Mr. Gleason has been Chairman of the Board of Directors since March 28, 2000. He is also the Managing Partner of The Culmen Group, which has investments in media, public and private equity, fixed income securities, oil and gas production and real estate, where he has worked since 1993. Mr. Gleason also represents Seven Network Australia in the United States and serves as Vice President of Seven Network (U.S.). Mr. Gleason is 45 years of age.

William E. Lipner

         Mr. Lipner has been a director of the Company since March 28, 2000. He is also Chairman and Chief Executive Officer of NFO Worldwide, Inc., the world's third largest marketing information/market research company, where he has worked since its organization in 1991. Mr. Lipner also serves on the Board of Crane Co., a diversified aerospace engineering and manufacturing company. Mr. Lipner is 52 years of age.

Gary C. Wendt

         Mr. Wendt has been a director of the Company since June 29, 2000. He is also the chairman and chief executive officer of Conseco, Inc., a insurance and financial services company, since June 28, 2000. Prior to working with Conseco, Inc., Mr. Wendt served as chief executive officer of General Electric Capital Services, Inc., a financial unit of General Electric Company, until 1999. Mr. Wendt serves on the Board of Sanchez Computer Associates, Inc., a company that develops a financial services systems architectures and enterprise banking application software for top-tier financial institutions. Mr. Wendt also serves on the Board of IXL Entreprises, Inc., a leading Internet services company, on the Board of Europ@web N.V. and on the Board of [eXL]. He is also an advisory director of [Internet Capital]. Mr. Wendt is 58 years of age.


Executive Officers

         The executive officers of the Company are as follows:


     Name               Age      Present Position With the Company
     ----               ---      ---------------------------------

William Avery            50      Managing Director
Cary S. Fitchey          47      President, Chief Executive Officer and Director
Frank Gallagi            34      Managing Director, Chief Financial Officer
William P. O'Donnell     46      Managing Director, Treasurer and Secretary
David M. Roberts         54      Managing Director


         Set forth below is additional information concerning the persons listed above (other than Mr. Avery, for whom such information has been provided under "Nominees for the Board of Directors").


Cary S. Fitchey

         Mr. Fitchey has been a director and President and Chief Executive Officer of the Company since March 28, 2000. He is also a Managing Partner of FG II, private investment firm where he has worked since 1999. From 1993 to 1998, Mr. Fitchey was a partner with Dartford Partnership, formed to purchase and actively manage non-core "orphan" branded food and beverage products. Mr. Fitchey also serves on the Board of eDiet.com, Inc., a provider of on-line weight loss services.

Frank Gallagi

         Mr. Gallagi joined the Company as a Managing Director since June 2000. Mr. Gallagi is also a Managing Director of FGII Ventures since May 1999. From 1995 to 1999, Mr. Gallagi was the Chief Financial Officer at Hungarian-American Enterprise Fund, an international venture capital firm focused on Eastern European investments. Prior to 1995, Mr. Gallagi held positions as a financial controller at Ethan Allen, Co., an international manufacturer and retailer of home furnishings, and as a certified public accountant for KPMG Peat Marwick.

William P. O'Donnell

         Mr. O'Donnell joined the Company as Managing Director in March 2000. He is also a Managing Director of GMC, where he has worked since 1992.

David M. Roberts

         Mr. Roberts joined the Company as Managing Director in March 2000. He is also a Partner of FG II, where he has worked since 1999, and Executive Chairman of IPO.com, an Internet start-up, where he has worked since March 1999. From 1994 through 1999, Mr. Roberts was the Chairman of Caliber Collision Center, Inc., a collision repair company.

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth certain information as of July 30, 2000 regarding (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock, (ii) each director of the Company, (iii) the Chief Executive Officer (and sole employee) of the Company for the Company's last completed fiscal year and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole voting and dispositive power with respect to such shares.

         Each share of the Series A Preferred Stock is convertible into one share of Common Stock. Each share of Series B Preferred Stock is convertible into 40 shares of Series B Common Stock.

         Beneficial ownership includes shares for which a person, directly or indirectly, has or shares voting or investment power, or both, and also includes options and warrants which are exercisable within sixty days of July 30, 2000. Presently, however, the Company has only 41,000 authorized but unissued shares of Common Stock. Consequently, no material portion of the Company's presently outstanding options, warrants or Preferred Stock may be exercised for or converted into Common Stock. All of the listed persons have sole voting and investment power over the shares listed opposite their names unless otherwise indicated in the notes below.

                                                                            Series A                Series B
                                                Common Stock            Preferred Stock          Preferred Stock
                                         ------------------------  -------------------------   ----------------------
                                                          Percent                 Percent                   Percent
       Name of Beneficial Owner              Shares       of Class     Shares     of Class     Shares       of Class
---------------------------------------  ---------------  --------   ----------   ---------    ----------   ---------
Culmen Technology Partners, L.P........     28,000,000       62.3%       0           0%        100,000        3.3%
201 Main Street, Suite 1955
Fort Worth, TX  76102

Turtle Holdings LLC....................     14,912,500(1)    27.0        0           0          15,000         *
115 East Putnam Avenue
Greenwich, CT 06830

Walter A. Forbes.......................     10,646,625(2)    19.5        0           0           4,100         *
c/o FG II Management Company, LLC
20 Dayton Avenue
Greenwich, CT  06830

Cary S. Fitchey........................     10,263,750(3)    19.3        0           0           7,000         *

William Avery .........................      8,875,625(4)    17.0        0           0           6,000         *

St. Croix Investments, LLC.............      2,464,000        5.5        0           0           8,400         *
c/o FG II Management Company, LLC
20 Dayton Avenue
Greenwich, CT  06830

James M. Dubin.........................        100,000(5)     *          0           0           8,450(6)      *

Michael Gleason........................     28,100,000(7)    62.4        0           0         100,000(8)     3.3

William E. Lipner......................        100,000(5)     *          0           0          20,000         *

Gary C. Wendt..........................        100,000(5)     *          0           0          50,000(9)     1.7

Morton H. Meyerson.....................              0        0          0           0         200,000        6.7
c/o 2M Companies
4514 Cole Avenue, Suite 400
Dallas, Texas 75205-5412

Metropolis Venture Partners............              0        0          0           0         200,000        6.7
405 Lexington Avenue
New York, New York, 10017

James A. Arias.........................        485,000(10)    1.1        0           0               0          0
1650 University Blvd., N.E.
Suite 5-100
Albuquerque, N.M. 87102
Louis  Southerlands                                  0        0      2,576          80               0          0
P.O. Box 50311
Kalamazoo, Michigan, 49005/0311

Gordon Bryant                                        0        0        645          20               0          0

All officers and directors as a group       66,992,500(11)   88.8        0           0         208,950(12)    7.0
  (10 persons)**.......................

------------------------
* Represents less than 1% of the outstanding shares, both in number and in terms of voting power.
**   Duplications eliminated.

(1) Represents 4,600,000 shares of Common Stock, and warrants to purchase an aggregate of 10,312,500 shares of Common Stock.

(2) Represents 1,056,000 shares of Common Stock, and warrants to purchase an aggregate of 9,590,625 shares of Common Stock.

(3) Represents 2,120,000 shares of Common Stock, warrants to purchase an aggregate of 8,043,750 shares of Common Stock and options to purchase an aggregate of 100,000 shares of Common Stock.

(4) Represents 1,760,000 shares of Common Stock, and warrants to purchase an aggregate of 7,115,625 shares of Common Stock.

(5)  Represents options to purchase an aggregate of 100,000 shares of Common
     Stock.

(6) Represents 8,450 shares of Series B Preferred Stock owned by Mr. Dubin that are convertible into 338,000 shares of Common Stock.

(7) Represents 28,000,000 shares of Common Stock owned by Culmen Technology Partners, L.P. ("Culmen"). Mr. Gleason is the President and sole director of CTP, Inc., the general partner of Culmen. As a result, he may be deemed to have beneficial ownership over these shares. Also includes options to purchase an aggregate of 100,000 shares of Common Stock.

(8) Represents 100,000 shares of Series B Preferred Stock that are convertible into 4,000,000 shares of Common Stock owned by Culmen. Mr. Gleason is the President and sole director of CTP, Inc., the general partner of Culmen. As a result, he may be deemed to have beneficial ownership over these shares.

(9) Represents 50,000 shares of Series B Preferred Stock that are convertible into 2,000,000 shares of Common Stock owned by TNRT, LLC ("TNRT"). Mr. Wendt is the sole member of TNRT. As a result, he may be deemed to have beneficial ownership over these shares.

(10) Represents 100,000 shares of Common Stock owned directly by Mr. Arias, 285,000 shares of Common Stock owned by Realco, Inc. ("Realco") and 100,000 shares of Common Stock owned by Financial Services Group, Inc. ("FSG"). Mr. Arias is the President of Realco, and has voting power over shares of Common Stock owned by Realco, and is President, Chief Executive Officer and Chairman of the Board of FSG and has voting power over shares of Common Stock owned by FSG. As a result, Mr. Arias may be deemed to have beneficial ownership over the shares owned by Realco and FSG.

(11) Represents 36,480,000 shares of Common Stock, warrants to purchase an aggregate of 30,112,500 shares of Common Stock and options to purchase 400,000 shares of Common Stock. Includes (1) 28,000,000 shares of Common Stock owned by Culmen, which Mr. Gleason may be deemed to beneficially own,
     (2) 4,600,00 shares of Common Stock and warrants to purchase an aggregate of 10,312,500 shares of Common Stock owned by Turtle Holdings, LLC ("Turtle"), (3) warrants to purchase an aggregate of 3,093,075 shares of Common Stock owned by David M. Roberts, a Managing Director of the Company and (4) warrants to purchase an aggregate of 1,546,875 shares of Common Stock owned by Frank Gallagi, a Managing Director and Chief Financial Officer of the Company. William P. O'Donnell, a Managing Director of the Company, is a Managing Director of Gildea Management Company, the manager of Turtle. As a result, Mr. O'Donnell may be deemed to have beneficial ownership over the shares and warrants owned by Turtle.

(12) Includes (1) 100,000 shares of Series B Preferred Stock owned by Culmen, which Mr. Gleason may be deemed to beneficially own, (2) 15,000 shares of Series B Preferred Stock owned by Turtle, which Mr. O'Donnell may be deemed to beneficially own, (3) 12,500 shares of Series B Preferred Stock owned by Mr. Roberts and (4) 50,000 shares of Series B Preferred Stock owned by TNRT, which Mr. Wendt may be deemed to beneficially own.

Change of Control of the Company

         On March 28, 2000, the Company issued and sold to a group of investors led by Pangea Internet Advisors LLC, a Delaware limited liability company (collectively, the "Purchasers"), an aggregate of 4,000,000 shares of the Company's newly-issued Series B Preferred Stock and warrants (the "Warrants") to purchase 41,250,000 shares of Common Stock, which amount of shares of Common Stock equals 20% of the total number of shares of Common Stock outstanding on a fully- diluted basis as of the date of the issuance of the Warrants, assuming
(i) the issuance of shares of Common Stock issuable upon conversion of all shares of Series B Preferred Stock and (ii) the exercise of the Warrants. As a result of the above, the Purchasers own approximately 97% of the outstanding voting securities of the Company, on a fully-diluted basis.

Certain Relationships and Related Transactions

Loans to Affiliates

         In 1998, the Company loaned $16,000 to a person affiliated with a company controlled by Mr. Arias, then the sole director of the Company. Additional advances of $20,000 were made in

1999. These loans were evidenced by demand notes bearing interest at 8.5% per annum. At December 31, 1999, all such amounts from this person had been repaid.

Purchases of Series B Preferred Stock

         In connection with the sale of Series B Preferred Stock and warrants to the Purchasers on March 28, 2000, the following occurred:

                  (i) Mr. Avery acquired 50,000 shares of Series B Preferred Stock and warrants to purchase 7,115,625 shares of Common Stock;

                  (ii) Mr. Dubin acquired 8,450 shares of Series B Preferred Stock. Mr. Dubin is also a partner of Paul, Weiss, Rifkind, Wharton & Garrison, which provides legal services to the Company and FG II;

                  (iii) Mr. Fitchey acquired 60,000 shares of Series B Preferred Stock and warrants to purchase 8,043,750 shares of Common Stock;

                  (iv) Culmen Technology Partners, L.P. acquired 800,000 shares of Series B Preferred Stock. Mr. Gleason is the President and sole director of Culmen Technology Partners, Inc., the general partner of Culmen Technology Partners, L.P.;

                  (v) Mr. Lipner acquired 20,000 shares of Series B Preferred Stock;

                  (vi) Turtle Holdings LLC acquired 130,000 shares of Series B Preferred Stock and warrants to purchase 10,312,504 shares of Common Stock. Mr. O'Donnell is the managing director of Gildea Management Company, which is the manager of Turtle Holdings LLC;

                  (vii) Mr. Roberts acquired 12,500 shares of Series B Preferred Stock and warrants to purchase 3,093,750 shares of Common Stock;

                  (viii) TNRT acquired 50,000 shares of Series B Preferred Stock. Mr. Wendt is the sole member of TNRT; and

                  (ix) Mr. Gallagi acquired warrants to purchase an aggregate of 1,546,875 shares of Common Stock.

Grant of Non Qualified Stock Options

         On June 26, 2000, Messrs. Dubin, Gleason, Lipner and Wendt were each granted non- qualified stock options to purchase 400,000 shares of Common Stock. One-fourth of these stock options vested on June 26, 2000, one-fourth of them will vest on June 26, 2001 and the remainder will vest monthly from June 26, 2001 until June 26, 2003.

Business Opportunity Allocation and Miscellaneous Services Agreement

         The Company has entered into a Business Opportunity Allocation and Miscellaneous Services Agreement, dated March 28, 2000 (the "Business Opportunity Agreement"), with Pangea Internet Advisors, LLC ("Pangea Advisors") and certain affiliates of Pangea Advisors, including FG II, to address the allocation of acquisition opportunities, given the responsibilities and management duties the Company's new management team also has with respect to various entities affiliated with Pangea Advisors. Pangea Advisors on behalf of itself, FG II and its other affiliates will refer to the Company all opportunities for the Company to acquire interests in its target businesses where the Company's allocation is a minimum of $1,000,000 or where 50% of the amount of such opportunity could be acquired for no less than $500,000 and such an acquisition would give the Company primary control of the target business. If the opportunity is appropriate for both the Company and for Pangea Advisors, FG II or its other affiliates, then the opportunity will be allocated on an equitable basis which recognizes the Company's objective of not being classified as an investment company, but in any event, the Company will be allocated at least 50% of the opportunity.

Arias Consulting Agreement

         The Company has entered into a consulting agreement with James A. Arias, the Company's former sole director. James A. Arias has agreed to provide administrative services for an annual fee of $50,000 the first year and $25,000 the second year, plus out-of-pocket expenses. These services aim at facilitating the orderly transition to new management of information relating to the Company's prior business and operations. This agreement has been in effect since March 28, 2000, and will remain so for a 2-year term, unless terminated for cause by the Company or at will by James A. Arias.

Executive Compensation

         No compensation for services in any capacity to the Company was awarded, earned by or paid during the fiscal years ended December 31, 1999, 1998 and 1997 to Mr. Arias, the Company's Chief Executive Officer (and sole employee and director) during the Company's last completed fiscal year. The Company has entered into a consulting agreement with Mr. Arias for Mr. Arias to provide administrative services to the Company. See "Certain Relationships and Related Party Transactions- Arias Consulting Agreements."

Employment Agreements

         The Company has entered into employment agreements with each of the Company's executive officers. Each employment agreement can be terminated at will by either party to the agreement. Each employment agreement requires the contracting employee to abide by the terms of the Business Opportunity Agreement. See "Certain Relationships and Related Transactions- Business Opportunity Allocation and Miscellaneous Services Agreement."

         In a provision of the employment agreement with Messrs. Avery and Gallagi, the Company has specifically acknowledged that Messrs. Avery and Gallagi may devote some time to other businesses and ventures. The Company has also agreed not to cause Mr. Avery to breach the non- compete agreement he has entered into with CUC International Inc. on February 21, 1995.

         The employment agreements provide for reimbursement for an executive officer's out-of- pocket expenses and provide for indemnification for any liability that an executive officer may incur as a result of his position with the Company.

         Pursuant to the employment agreements, Cary S. Fitchey and William Avery will receive a base annual salary of $150,000, David M. Roberts will receive an annual base salary of $100,000, Frank Gallagi will receive an annual base salary of $84,000 and William P. O'Donnell will receive an annual base salary of $75,000.

Compensation of Directors

         Directors will receive an annual remuneration of $2,500 for serving as directors of the Company, and will be reimbursed their out-of-pocket expenses incurred in connection with such service.

Stock Option Plan

         The Company is considering establishing a Stock Option Plan, in which the directors and executive officers (as well as employees) of the Company would participate. However, the Company does not currently plan to allow holders of Warrants to participate in the Plan. (See "PROPOSAL 4: APPROVAL OF THE COMPANY'S 2000 STOCK OPTION PLAN").

Compliance With Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers, and persons who own more than ten percent of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC"). Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

         The Company believes that all its directors, executive officers, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to 1999.

Vote Required

         The vote required for the election of directors is a plurality of the votes cast and entitled to vote on the election of directors, provided a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE FIVE (5) NOMINATED DIRECTORS.

PROPOSAL 2:    APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

General

         The Agreement and Plan of Merger (the "Merger Agreement") between the Company and Change Technology, Inc. ("Change Technology"), a wholly-owned subsidiary of the Company, provides for the merger (the "Merger") of the Company with and into Change Technology. The sole purpose of the merger is to change Arinco's state of incorporation from the State of New Mexico to the State of Delaware. The surviving corporation of the Merger will be Change Technology ("Change Technology" or the "Surviving Corporation"). The Merger Agreement is attached as Annex A to this Proxy Statement.

         The Board has unanimously approved the Merger. The Board believes that the corporate laws of the State of Delaware will provide a legal environment better suited to the Company's corporate needs in connection with its expected business for the fiscal year 2000 and beyond. In addition, Change Technology will have enough authorized shares of common stock ("Change Technology Common Stock") to reserve enough Change Technology Common Stock so that (i) the holders of the shares of preferred stock and warrants will be able to convert their preferred stock into and exercise their warrants for shares of Change Technology Common Stock, (ii) Change Technology can issue shares of Change Technology Common Stock under a stock option plan, and (iii) Change Technology can issue shares of Change Technology Common Stock as Change Technology's board of directors may from time to time, deem appropriate.

         Change Technology is a Delaware corporation with principal executive offices at 20 Dayton Avenue, Greenwich, Connecticut 06830. The telephone number of such office is (203) 661-6942. It has the authority to issue 500,000,000 shares of common stock, par value $0.01 per share, and 5,000,000 shares of preferred stock, par value $0.10 per share. Change Technology's certificate of incorporation (the "Change Technology Certificate of Incorporation") provides for Series A Convertible Preferred Stock, par value $0.01 per share ("Change Technology Series A Preferred Stock") and Series B Convertible Preferred Stock, par value $0.01 per share ("Change Technology Series B Preferred Stock"), with voting powers, rights and preferences substantially identical to the voting powers, rights and preferences of the Company's Series A Preferred Stock and Series B Preferred Stock, respectively. Since its date of incorporation and until the effective date of the Merger, Change Technology has not and will not transact any business. The terms of the capital stock of Change Technology are described in the Change Technology Certificate of Incorporation, attached as Annex B to this Proxy Statement.

Description of the Merger

Regulatory Requirements

         Under the New Mexico Business and Corporation Act (the "NMBCA"), the Surviving Corporation shall file with the State Corporation Commission of the State of New Mexico (i) an agreement that it may be served with process in the State of New Mexico in any proceeding for the enforcement of the obligations of the Company and in any proceeding for the enforcement of the rights of any dissenting shareholder of the Company against the Surviving Corporation; (ii) an irrevocable appointment of the Secretary of State of the State of New Mexico as its agent to accept service of process in any such proceeding and (iii) an agreement that it will promptly pay to the dissenting shareholders of the Company the amounts to which they shall be entitled under the provisions of the NMBCA with respect to their shares in the Company.

Effective Time of the Merger

         The Merger will become effective (the "Effective Date") at the time of filing a Certificate of Merger with the Secretary of State of the State of Delaware, as provided in Section 251 of the Delaware General Corporation Law (the "DGCL").

Exchange of the Company Shares

         On the Effective Date, each outstanding share of Common Stock, Series A Preferred Stock and Series B Preferred Stock, will automatically be converted into one share of Change Technology Common Stock, Change Technology Series A Preferred Stock and Change Technology Series B Preferred Stock, respectively, and Warrants will automatically be converted into warrants to purchase the same number of shares of Change Technology Common Stock, upon the same terms and subject to the same conditions that apply to the Warrants. Each stock certificate representing issued and outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock will continue to represent the same number of shares of Change Technology Common Stock, Change Technology Series A Preferred Stock and Change Technology Series B Preferred Stock, respectively. Each warrant certificate representing the right to purchase shares of Common Stock will continue to represent the right to purchase the same number of shares of Change Technology Common Stock. It will not be necessary for shareholders to exchange their existing stock certificates for new certificates. However, shareholders may exchange their certificates if they so choose. The Company expects that shares of Change Technology Common Stock will be traded on the NASDAQ Bulletin Board in the same manner as shares of Common Stock are currently traded.

Directors and Officers

         The directors and officers of the Company immediately prior to the Effective Date will be the directors and officers of the Surviving Corporation from and after the Effective Date and will hold office until their respective successors are duly elected or appointed and qualified in the manner provided in the Change Technology Certificate of Incorporation and Change Technology's bylaws (the "Change Technology Bylaws"), or as otherwise provided by law.

Certificate of Incorporation and ByLaws

         The certificate of incorporation and bylaws of the Surviving Corporation will be the Change Technology Certificate of Incorporation and the Change Technology Bylaws. They are attached as Annexes B and C to this Proxy Statement, respectively.

Certain Differences Between the Corporation Laws of New Mexico and Delaware and Corresponding Certificate of Incorporation and Bylaw Provisions

         The following summary is not intended to be a complete statement of the comparative rights of shareholders under New Mexico and Delaware law. Nor is the identification of certain specific differences meant to indicate that other differences do not exist. The foregoing summary is qualified in its entirety by reference to the particular requirements of the NMBCA and the DGCL, and the specific provisions of the articles of incorporation and bylaws, as amended of Arinco and Change Technology.

Appraisal Rights

         Shareholders of a New Mexico corporation are entitled to exercise certain dissenters' rights in the event of (i) a sale or exchange of all or substantially all of the property and assets of the corporation not in the ordinary course of business, (ii) a plan of exchange, (iii) an amendment to the articles of incorporation of the corporation which materially and adversely affects the rights of shareholder and (iv) certain mergers or consolidations.

         Stockholders of a Delaware corporation have rights of appraisal in connection with certain mergers or consolidations if they are required to accept in exchange for their shares anything other than (i) shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof, (ii) shares of stock of any other corporation or depository receipts in respect thereof, which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 stockholders, (iii) cash in lieu of fractional shares or fractional depository receipts of a corporation described in (i) and (ii) above or (iv) any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depositary receipts described in (i), (ii) and (iii) above, PROVIDED THAT no appraisal rights exist where, (A) on the record date fixed to determine the stockholders entitled to vote on the merger or consolidation, the stock of the corporation is listed on a national securities exchange, the NASDAQ National Market or is held of record by more than 2,000 stockholders, and (B) holders of shares of a class or series of stock of the surviving corporation and the merger did not require the vote of the holders of that class or series of such corporation's stock.

Special Meetings

         A special meeting of shareholders of a New Mexico corporation may be called by the board of directors, the holders of not less than one-tenth of all outstanding shares entitled to vote at the meeting, or such other persons as authorized in the articles or incorporation or bylaws of the corporation.

         Stockholders of a Delaware corporation do not have a right to call special meetings unless such right is conferred upon the stockholders in the corporation's certificate of incorporation or bylaws. Neither the Change Technology Certificate of Incorporation nor the Change Technology Bylaws provide for such right.

Actions Without a Meeting

         New Mexico law and the Company's by-laws provide that any action to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing is signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

         Delaware law and the Change Technology Bylaws provide that stockholders may take action without a meeting if a consent in writing to such action is signed by the stockholders having the minimum number of votes that would be necessary to take such action at a meeting, unless prohibited in the Change Technology Certificate of Incorporation. The Change Technology Certificate of Incorporation does not prohibit such stockholders action.

Voting on Other Matters

         The sale, lease, exchange or other disposition of all, or substantially all, the property and assets, with or without the goodwill, of a New Mexico corporation, if not in the usual and regular course of its business, requires the approval of the holders of at a majority of the shares entitled to vote thereon and the affirmative vote of the holders of a majority of the shares of each class entitled to vote as a class thereon. A Delaware corporation may sell, lease or exchange all or substantially all of its property and assets when and as authorized by the holders of a majority of the outstanding shares of the corporation present or represented and entitled to vote thereon, unless the certificate of incorporation requires the vote of a larger portion of the outstanding shares of capital stock.

         Under New Mexico law, the voluntary dissolution of a corporation requires the approval of the holders of at least a majority of the shares entitled to vote thereon, and the affirmative vote of the holders of a majority of the shares of each class entitled to vote as a class thereon, or the written consent of all of its shareholders. Delaware law requires that dissolution must be approved by the holders of a majority of the corporation's stock entitled to vote thereon, unless the certificate of incorporation requires the vote of a larger portion of the outstanding stock.

Dividends

         A New Mexico corporation may make distributions, subject to any restrictions in its certificate of incorporation, so long as, after giving effect thereto, (i) either the corporation would be able to pay its debts as they become due in the usual course of its business or (ii) the corporation's total assets would not be less than the sum of its total liabilities and the maximum amount that then would be payable, in any liquidation, in respect of all outstanding shares having preferential rights. A Delaware corporation may pay dividends not only out of surplus (the excess of net assets over capital) but also out of net profits for the current or preceding fiscal year if it has no surplus; provided, however, that if the capital of the corporation has been decreased to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock having a preference upon the distribution of assets, no dividends may be declared out of net profits.

Inspection of Books and Records

         Under New Mexico law, any person who has been a shareholder of record for at least six months preceding his demand, or who is the holder of at least 5% of all of the outstanding shares of a corporation, is entitled to examine a corporation's relevant books and records for any proper purpose. Under Delaware law, any shareholder has such a right, so long as such inspection has a purpose reasonably related to his or its interest as a shareholder. Change Technology's bylaws provide that Change Technology's board of directors may determine at what time and under what conditions such inspection should take place.

Accounting Treatment

         For financial accounting purposes, the Merger will be treated as a transfer of assets and liabilities which are under common control. Accordingly, the assets and liabilities transferred from the Company to Change Technology will be reflected at their predecessor basis and no gain or loss will be recognized.

Tax Treatment

         For tax purposes, the Merger will be treated as a tax-free plan of reorganization within the meaning of Section 368(a) of the Code and the regulations promulgated thereunder.

Vote Required

         The vote required to approve the Merger is a majority of the voting power present (in person or by proxy) and entitled to vote on the Merger, provided a quorum is present. Abstentions will have the effect of a vote against the Merger Agreement; however broker non-votes with respect to such merger will have no effect on the outcome of the vote.

Dissenters' Rights

         The Company's shareholders who dissent from the Merger will have the right to obtain cash payment for their shares of Common Stock, Series A Preferred Stock or Series B Preferred Stock. Such shareholders shall file with the Company, prior to or at the Annual Meeting, a written objection to the proposed Merger. The dissenting shareholders shall then either abstain from voting on the proposed approval of the Merger or vote against such approval. They will then be entitled to exercise their right of appraisal, PROVIDED THAT they send a written notice to the Company within 10 days following the date on which the Merger is approved. The dissenting shareholders who complied with the provisions set forth in this paragraph shall be allowed to receive payment for the fair market value of their shares provided that they follow the procedures established by the NMBCA. Such provisions are attached as Annex D to this Proxy Statement.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE MERGER.

PROPOSAL 3:    RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
               PUBLIC ACCOUNTANTS

Introduction

         The Board has selected the firm of KPMG LLP ("KPMG Peat Marwick") to be the Company's independent certified public accountants for fiscal 2000, subject to the approval of the stockholders. Before the Board selected KPMG Peat Marwick, it carefully considered the qualifications of that firm and its reputation for integrity and for competence in the fields of accounting and auditing. Grant Thornton LLP ("Grant Thornton") has acted as the independent certified public accountants for the Company's previous fiscal year.

         No representative of Grant Thornton nor KPMG Peat Marwick are expected to be present at the Annual Meeting.

         Due to the Company's limited operations, the accounting services provided by Grant Thornton were of a limited nature. Because the Company intends to broaden its operations, on July 13, the Board of Directors and the audit committee of the Board of Directors decided to replace Grant Thornton with KPMG Peat Marwick as the Company's independent certified public accountants.

         Grant Thornton's reports on the Company's financial statements for the past two years have neither contained an adverse opinion, a disclaimer of opinion nor a qualification or modification as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and subsequent interim periods preceding Grant Thornton's dismissal, there have been no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of such disagreement in connection with its report.

         At no time during the past two fiscal years and subsequent interim period preceding such dismissal did Grant Thornton advise the Company: (i) that the internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) that information has come to Grant Thornton's attention that has led it to no longer be able to rely on the representations of the Company's management or that has made Grant Thornton unwilling to be associated with the financial statements prepared by the Company's management;
(iii)(a) of the need to expand significantly the scope of Grant Thornton's audit, or that information has come to its attention, that if further investigated, may (1) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (2) cause it to be unwilling to rely on the representations of the Company's management or be associated with the Company's financial statements and (b) that due to its dismissal, or for any other reason, it did not expand the scope of its audit or conduct further investigation; or (iv)(a) that information has come to Grant Thornton's attention that it has concluded materially impacts the fairness or reliability of either (1) a previously issued audit report or the underlying financial statements or (2) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Grant Thornton's satisfaction, would prevent him from rendering an unqualified audit report on those financial statements) and (b) due to its dismissal, or for any other reason, the issue had not been resolved to Grant Thornton's satisfaction prior to its dismissal.

         At no time during the past two fiscal years or any subsequent interim period prior to the selection of KPMG Peat Marwick as the Company's independent accountant, did the Company consult with KPMG Peat Marwick regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on the Company's financial statements or any matter of the sort described above with reference to Grant Thornton.

Vote Required

         The vote required for the ratification of the appointment of the independent certified public accountant is the affirmative vote of a majority of the voting power present (in person or by proxy) and entitled to vote on such ratification, provided a quorum is present. Abstentions will have the same effect as votes against this item; however, broker non-votes with respect to the approval of the appointment of the accountant will have no effect.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RATIFICATION OF APPOINTMENT OF KPMG PEAT MARWICK AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

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

PROPOSAL 4:    APPROVAL OF THE 2000 STOCK OPTION PLAN

Introduction

         The Board has adopted and in this proposal is requesting shareholder approval of the Company's 2000 Stock Option Plan (the "Plan").

         The Board believes it is in the best interests of the Company and its shareholders to adopt a stock option plan that allows the Company to attract, retain, and provide incentives to designated officers and key employees of the Company while also permitting the Company to obtain tax deductions for compensation paid or awarded to them.

         Section 162(m) of the Code, generally does not allow publicly held companies to obtain tax deductions for compensation of more than $1 million paid in any year to their chief executive officer, or any of their other four most highly compensated executive officers, unless such payments are "performance-based" in accordance with conditions specified under Section 162(m) and the related Treasury Regulations. One of those conditions requires the Company to obtain shareholder approval of the material terms of the performance goals set by a committee of outside directors. The Board is recommending that the shareholders approve the Plan as described below. Subject to such approval, this proposal would enable the Company to make stock option grants and to obtain tax deductions for such grants, without regard to the limitations of Section 162(m). The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

Summary of the Plan

         The following description of the Plan is merely a summary of certain provisions thereof and is qualified in its entirety by the full text of the Plan attached as Annex E to this Proxy Statement. Annex E is a part of this Proxy Statement and should be read in conjunction with the following summary.

Purpose

         The purpose of the Plan is to provide a means through which the Company and its Affiliates (as defined in the Plan) may attract able persons to enter and remain in the employ of the Company and Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and Affiliates and promoting an identity of interest between shareholders and these directors, employees and consultants.

Administration

         The Plan will be administered by a committee (the "Committee") to be established by the Board. If the Board does not establish the Committee, the Plan shall be administered by the Board. The Committee shall be comprised of two or more members of the Board, each of whom is intended to be an Eligible Director (as defined in the Plan), at the time he takes any action with respect to an award under the Plan; although, the mere fact that the Committee member fails to qualify as an Eligible Directors shall not invalidate any award granted under the Plan which would otherwise be valid.

Eligible Participants

         Any employee, director or consultant to the Company or an Affiliate is eligible to participate in the Plan. However, the Company does not presently plan to allow holders of Warrants to participate in the Plan. The Committee has the sole and complete authority to determine the participants to whom stock options shall be granted (a "Participant" or the "Participants").

Shares of Common Stock Authorized under the Plan

         The Plan authorizes the grant of stock options to Participants with respect to a maximum of 20,000,000 shares of the Common Stock, which awards may be made in the form of (a) non- qualified stock options and (b) stock options intended to qualify as incentive stock options under Section 422 of the Code ("ISOs"). In any calendar year, a Participant may not receive stock options for more than 3,000,000 shares of Common Stock, subject to adjustments in a manner that will not cause the stock options granted under the Plan to fail to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code. To the extent the aggregate fair market value (determined as of the date of grant) of stock for which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess incentive stock options shall be treated as non-qualified stock options. If any award granted under the Plan is forfeited, or if an award has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise or vesting), then the shares of Common Stock covered by such award may be granted to another Participant pursuant to the terms of the Plan, to the maximum extent permitted under Section 162(m) of the Code. As of August 1, 2000, the market value of a share of Common Stock on the NASDAQ Bulletin Board was $15/8.

Effective Date and Duration of the Plan

         The Plan was approved by the Board on March 28, 2000 and will become effective on the date of its approval by the shareholders. The term during which awards may be granted under the Plan, if approved, will expire on March 28, 2010.

Stock Option Price

         The exercise price per share of Common Stock for each stock option shall be set by the Committee at the time of grant. The Committee shall be entitled to set an exercise price below the fair market value of a share of Common Stock at the date of grant solely in the event of it decides to grant non qualified stock options to a director of the Company.

Manner of Exercise and Form Payment

         No shares of Common Stock shall be delivered pursuant to any exercise of an option until payment in full of the aggregate exercise price therefor is received by the Company. Stock options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the stock option price. The stock option price shall be payable in cash, and if the Committee so permits, partially or completely in shares of Common Stock valued at the fair market value at the time the stock option is exercised; PROVIDED, HOWEVER, that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the stock option) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the stock option price, or (ii) by such other method as the Committee may permit.

Vesting, Stock Option Period and Expiration

         Stock options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee all as set forth in an applicable Stock Option Agreement; PROVIDED, that the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. If a stock option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the stock option expires. If an incentive stock option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company, the stock option period shall not exceed five years from the date of grant of such option and the stock option price shall be at least 110 percent of the fair market value (on the date of grant) of the Stock subject to the stock option.

Change of Control or Reorganization

         Except to the extent reflected in a particular Stock Option Agreement:

                  (a) In the event of a Change in Control (as defined in the Plan), notwithstanding any vesting schedule, all stock options shall become immediately exercisable with respect to all shares subject to such stock option.

                  (b) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

Transferability

         Each award and each right under any award, shall be exercisable only by the Participant during the Participant's lifetime or if permissible under applicable law, by the Participant's guardian or legal representative. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. The Plan provides for limited exceptions to the non-transferability of the awards (and the rights attached thereto) received under the Plan, such exceptions to be inserted in the relevant Stock Option Agreement or amendment thereto.

Amendment

         The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; PROVIDED that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the stock options granted under the Plan from failing to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code); and PROVIDED FURTHER that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any stock option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

Awards and Anticipated Awards

         No awards have been made under the Plan. Awards under the Plan will be determined by the Committee in its discretion and it is, therefore, not possible to predict the awards that will be made to particular Participants in the future under the Plan or the awards that would have been made under the Plan in the Company's last fiscal year.

Federal Income Tax Consequences Relating to the Plan

         The following summary of the federal income tax consequences of the grant and exercise of stock options, both ISOs and non qualified stock options, awarded under the Plan, and the disposition of Common Stock purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code and the regulations thereunder. The summary is not intended to be a complete statement of applicable laws, it does not address state and local tax considerations nor does it address the tax consequences of options granted to individual tax payers located outside the U.S. and is not intended as tax advice to any person. Moreover the U.S. Federal income tax consequences to any particular individual may differ from those described herein by reason of the particular circumstances of such individual.

         No income will be realized by an optionee upon grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Company for federal income tax purposes subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code of compensation paid to executives designated in those sections. The optionee's tax basis in the underlying shares acquired by exercise of a non-qualified stock option will equal the exercise price plus the amount taxable as compensation to the optionee. Upon sale of the shares received by the optionee upon exercise of the non-qualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a non-qualified stock option will begin on the date of exercise of such option.

         Pursuant to currently applicable rules under Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. Under current rules promulgated under Section 16(b), the six month period of potential short-swing liability may be eliminated if the option grant
(i) is approved in advance by that Company's board of directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified, by the Company's shareholders no later than the next annual meeting of shareholders. If the grant satisfies either of the conditions described in clause (i) or (ii) above, the taxable event will ordinarily be the date of exercise. However, if an option is exercised by a
Section 16 Person within six months after the date of grant and neither of the conditions described in clause (i) or (ii) above are satisfied, taxation will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise.

         The Code requires that, for ISO treatment, shares acquired through exercise of an ISO cannot be disposed of before two years from the date of grant of the option and one year from the date of exercise. ISO holders will generally incur no federal income tax liability at the time of grant or upon exercise of such options. However, the spread at exercise will be an "item of tax preference" which may give rise to "alternative minimum tax" liability for the taxable year in which the exercise occurs at the time of exercise. If the optionee does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the Shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of such shares, the optionee will generally realize ordinary taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the stock on the date of initial exercise or the amount realized on the subsequent disposition, and such amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those sections.

         The payment of an optionee of the exercise price, in full or in part, with previously acquired shares will not affect the tax treatment of the exercise described above. No gain or loss generally will be recognized by the optionee upon the surrender of the previously acquired shares of the Company, and shares received by the optionee, equal in number to the previously surrendered shares, will have the same tax basis as the shares surrendered to the Company and will have a holding period that includes the holding period of the shares surrendered. The value of shares received by the optionee in excess of the number of shares surrendered to the Company will be taxable to the optionee. Such additional shares will have a tax basis equal to the fair market value of such additional shares as of the date ordinary income is recognized, and will have a holding period that begins on the date ordinary income is recognized.

         In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period, the exercise price is not less than the fair market value of the common stock at the time of grant, and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to grants of options to covered employees.

Vote Required

         The Treasury Regulations require the affirmative vote of a majority of the votes cast on the issue to approve the Plan, provided a quorum is present.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
PLAN.

                                  OTHER MATTERS

Expenses of Solicitation

         This solicitation is being made by the Company. The cost of soliciting proxies, including the preparation, assembling and mailing of the Notice of Annual Meeting, Proxy Statement, form of proxy and other soliciting material, as well as the cost of forwarding such material to the beneficial owners of the shares of record, will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies, but without compensation, by further mailings, personal conversations or by telephone. The Company may reimburse brokers and others holding shares in their names or in the names of nominees for their reasonable out-of-pocket expenses incurred in sending the proxy materials to principals and beneficial owners. The Company may also use the services of paid solicitors.

Shareholder Proposals for the 2001 Annual Meeting

         From time to time, shareholders present proposals which may be proper subject for inclusion in the proxy statement and for consideration at the Company's Annual Meeting. To be considered, proposals must be submitted on a timely basis. Proposals for the Company's Annual Meeting of Shareholders to be held next year must be received by the Company no later than February 16, 2000 and must otherwise comply with Rule 14a-8 under the Exchange Act.

Annual Report on Form 10-KSB

         Shareholders will receive with this proxy statement a copy of the Company's annual report on Form 10-KSB, including the financial statements and the financial statement schedules, as filed with the SEC by the Company for the fiscal year ended December 31, 1999. Shareholders wishing to receive additional copies may request so in writing at the following address:

                  Attention: Cary S. Fitchey
                  Arinco Computer Systems Inc.
                  20 Dayton Avenue
                  Greenwich, Connecticut 06830
                  (203) 661-6942

Other Business

         As of the date of this Proxy Statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. Should other business be properly brought before the Annual Meeting, it is intended that the accompanying proxy will be voted thereon in the discretion of the person named as proxies.


Date: August 11, 2000                   By Order of the Board of Directors,


                                        /s/ William P. O'Donnell
                                        ------------------------
                                        William P. O'Donnell
                                        Secretary

                                                                         Annex A

                          AGREEMENT AND PLAN OF MERGER

                                       OF

                          ARINCO COMPUTER SYSTEMS INC.
                           (a New Mexico corporation)

                                  WITH AND INTO

                              PANGEA INTERNET, INC.
                            (a Delaware corporation)

         Agreement and Plan of Merger entered into on April __, 2000 by Arinco Computer Systems Inc., a business corporation of the State of New Mexico, and approved by resolution adopted by its Board of Directors on said date, and entered into on March 28, 2000 by Pangea Internet, Inc., a business corporation of the State of Delaware, and approved by resolution adopted by its Board of Directors on said date.

         WHEREAS Arinco Computer Systems Inc. is a business corporation of the State of New Mexico with its registered office therein located at 104 South Capitol, Suite 8, City of Santa Fe, County of Santa Fe; and

         WHEREAS the total number of shares of stock which Arinco Computer Systems Inc. has authority to issue is 50,000,000 shares, 5,000,000 of which are preferred stock of par value $0.10 each, and 45,000,000 of which are common stock of par value of $0.01 each; and

         WHEREAS Pangea Internet, Inc. is a business corporation of the State of Delaware with its registered office therein located at 9 Loockerman Street, City of Dover, County of Kent; and

         WHEREAS the total number of shares of stock which Pangea Internet, Inc. has authority to issue is 505,000,000 shares, 500,000,000 of which are common stock, par value $0.01 each, and 5,000,000 of which are preferred stock, par value $0.10 each; and

         WHEREAS the Business Corporation Act of the State of New Mexico permits a merger of a business corporation of the State of New Mexico with and into a business corporation of another jurisdiction; and

         WHEREAS the General Corporation Law of the State of Delaware permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware; and

         WHEREAS Arinco Computer Systems Inc. and Pangea Internet, Inc. and the respective Boards of Directors thereof declare it advisable and to the advantage, welfare, and best interests of said corporations and their respective stockholders to merge Arinco Computer Systems

Inc. with and into Pangea Internet, Inc. pursuant to the provisions of the Business Corporation Act of the State of New Mexico and pursuant to the provisions of the General Corporation Law of the State of Delaware upon the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Arinco Computer Systems Inc. and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Pangea Internet, Inc. and approved by a resolution adopted by its Board of Directors, the Agreement and Plan of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter in this Plan and Agreement set forth.

         1. Arinco Computer Systems Inc. and Pangea Internet, Inc. shall, pursuant to the provisions of the Business Corporation Act of the State of New Mexico and the provisions of the General Corporation Law of the State of Delaware, be merged with and into a single corporation, to wit, Pangea Internet, Inc., which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation", and which shall continue to exist as said surviving corporation under its present name pursuant to the provisions of the General Corporation Law of the State of Delaware. The separate existence of Arinco Computer Systems Inc., which is sometimes hereinafter referred to as the "terminating corporation", shall cease at said effective time in accordance with the provisions of the Business Corporation Law of the State of New Mexico.

         2. The present Certificate of Incorporation of Pangea Internet, Inc., will be the the Certificate of Incorporation of the surviving corporation until changed, altered or amended in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         3. The present by-laws of Pangea Internet, Inc.will be the by-laws of the surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.

         4. The directors and officers in office of Pangea Internet, Inc. at the effective time of the merger shall be the members of the first Board of Directors and the first officers of the surviving corporation, all of whom shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the by-laws of the surviving corporation.

         5. Each issued share of common stock, series A preferred stock and series B preferred stock of the terminating corporation shall, at the effective time of the merger, be converted into one share of common stock, series A preferred stock and series B preferred stock, respectively, of the surviving corporation. The issued shares of common stock, series A preferred stock and series B preferred stock of the surviving corporation shall not be converted or exchanged in any manner, but shall be canceled and rendered null and void. Each warrant to purchase shares of common stock of the terminating corporation shall, at the effective time of the merger, be converted into one warrant to purchase the same number of shares of common stock of the surviving corporation.

         6. In the event that this Agreement and Plan of Merger shall have been fully approved and adopted upon behalf of the terminating corporation in accordance with the provisions of the Business Corporation Act of the State of New Mexico and upon behalf of the surviving corporation in accordance with the provisions of the General Corporation Law of the State of Delaware, the said corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New Mexico and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of New Mexico and the State of Delaware and elsewhere to effectuate the merger herein provided for.

         7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.

         IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed upon behalf of each of the constituent corporations parties thereto.

Dated:    ______________, 2000

                                   ARINCO COMPUTER SYSTEMS INC.


                                   By:  _______________________________________
                                        Name:  Cary S. Fitchey
                                        Title: President and Chief Executive
                                               Officer

                                   PANGEA INTERNET, INC.


                                   By:  _______________________________________
                                        Name:  Cary S. Fitchey
                                        Title: President and Chief Executive
                                               Officer

                CERTIFICATE OF SECRETARY OF PANGEA INTERNET, INC.



         The undersigned, being the Secretary of Pangea Internet, Inc., does hereby certify that a meeting of the Board of Directors has been held at which approval has been given to the adoption of the foregoing Agreement and Plan of Merger by the holders of all of the outstanding stock of said corporation, in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware

Dated:    ______________, 2000



                                   _____________________________________
                                   William P. O'Donnell, Secretary
                                   PANGEA INTERNET, INC.

                                                                         Annex B

                          CERTIFICATE OF INCORPORATION

                                       OF

                              PANGEA INTERNET, INC.


         The undersigned incorporator, in order to form a corporation under the General Corporation Law of the State of Delaware (the "General Corporation Law"), certifies as follows:

1.       Name. The name of the corporation is Pangea Internet, Inc. (the
"Corporation").

2. Address; Registered Office and Agent. The address of the Corporation's registered office is 9 East Loockerman Street, City of Dover, County of Kent, State of Delaware; and its registered agent at such address is National Corporate Research Ltd.

3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

4. Number of Shares; Designations and Powers, Preferences and Rights and Qualifications, Limitations and Qualifications, Limitations or Restrictions thereof.

         4.1 Number of Shares. The total number of shares of stock that the Corporation shall have authority to issue is: five hundred five million (505,000,000), five hundred million (500,000,000) of which shall be shares of Common Stock of the par value of one cent ($.01) each and five million (5,000,000) of which shall be shares of Preferred Stock of par value of ten cents ($.10) each.

         4.2 The designation, relative rights, preferences and limitations of the shares of each class are as follows:

                  4.2.1 The shares of Preferred Stock may be issued from time to time in one or more series of any number of shares, provided that the aggregate number of shares issued and not cancelled of any and all such series shall not exceed the total number of shares of Preferred Stock hereinabove authorized, and with distinctive serial designations, all as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such shares of Preferred Stock from time to time adopted by the Board of Directors of the Corporation (the "Board") pursuant to authority so to do which is hereby vested in the Board. Each series of shares of Preferred Stock (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares of the Corporation at such price or prices or at such rates of exchange and with such adjustments; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts; (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation and
(h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof; all as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock. Any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of any such series of Preferred Stock may be made dependent upon facts ascertainable outside of the resolution or resolutions providing for the issue of such Preferred Stock adopted by the Board pursuant to the authority vested in it by this Section 4.2.1, provided that the manner in which such facts shall operate upon the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such series of Preferred Stock is clearly and expressly set forth in the resolution or resolutions providing for the issue of such Preferred Stock. The term "facts" as used in the next preceding sentence shall have the meaning given to it in section 151(a) of the General Corporation Law. Shares of Preferred Stock of any series that have been redeemed (whether through the operation of a sinking fund or otherwise) or that if convertible or exchangeable, have been converted into or exchanged for shares of any other class or classes shall have the status of authorized and unissued shares of Preferred Stock of the same series and may be reissued as a part of the series of which they were originally a part or may be reclassified and reissued as part of a new series of shares of Preferred Stock to be created by resolution or resolutions of the Board or as part of any other series of shares of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in the resolution or resolutions adopted by the Board providing for the issue of any series of shares of Preferred Stock.

                  4.2.2 Subject to the provisions of any applicable law or of the By-laws of the Corporation, as from time to time amended, with respect to the closing of the transfer books or the fixing of a record date for the determination of stockholders entitled to vote and except as otherwise provided by law or by the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of

Common Stock being entitled to one vote for each share of Common Stock standing in his or her name on the books of the Corporation. Except as otherwise provided by the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of shares of Preferred Stock of the full amount to which they shall be entitled pursuant to the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stockholders.

                  4.2.3 Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board may from time to time determine.

                  4.2.4 The Corporation shall hereby create a series of Preferred Stock which series shall be designated as "Series A Preferred Stock" (the "Series A Preferred Stock"). The number of shares initially constituting the Series A Preferred Stock shall be three hundred thousand (300,000). The rights, preferences, privileges and restrictions granted to and imposed on the Series A Preferred Stock are as set forth below in paragraphs (a) through (f).

                           (a)      Dividends. Shares of Series A Preferred
Stock shall be entitled to cumulative cash dividends out of any funds legally available therefor, as and when declared and paid thereon in the discretion of the Board at the rate of $0.06 per share (adjusted to take into account stock splits, combinations and other similar transactions affecting the Series A Preferred Stock), payable annually on May 31 commencing on May 31, 2000. Such dividends shall accrue on each share from the date of its original issue and shall accrue from day to day, whether or not earned or declared. Such dividends shall be cumulative so that if such dividends in respect of any previous or current annual dividend period, at the annual rate specified above, shall not have been paid or declared and a sum sufficient for the payment thereof set apart, the deficiency shall first be fully paid or set apart before any dividend shall be paid on or declared and set apart for the Common Stock or any other series of preferred stock heretofore or hereafter issued. Any accumulation of dividends on the Series A Preferred Stock shall not bear interest. In the event that dividends declared are not sufficient to satisfy the stated cumulative dividend on the Series A Preferred Stock (or on the Series A Preferred Stock and any other series of preferred stock of the Corporation heretofore or hereafter issued having a stated dividend), the holders of the Series A Preferred Stock will share ratably in the dividend (in the case of two or more series having a stated dividend on the basis of its relative stated dividend). Notwithstanding anything herein to the contrary, holders of the Series A Preferred Stock shall not be entitled to payment of any accrued but unpaid dividends existing at the time of a voluntary conversion of the Series A Preferred Stock pursuant to the terms of Section 4.2.4(d)(i) hereunder, and the right of the holders of Series A Preferred Stock to such accrued but unpaid dividends shall be extinguished at such time.

                           (b)      Liquidated Preference. In the event of any
voluntary or involuntary liquidation, dissolution or winding up of the Corporation ("Liquidation"), the holders of Series A Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus of any nature, before any payment shall be made or any assets distributed to the holders of Common Stock, an amount equal to $1.00 per share (adjusted to take into account stock splits, combinations and other similar transactions affecting the Series A Preferred Stock) plus any declared or accrued but unpaid dividends to the holders of Series A Preferred Stock, and no more. If upon any Liquidation the assets of the Corporation to be distributed are insufficient to permit the payment to all holders of Series A Preferred Stock and any other series of Preferred Stock heretofore or hereafter issued of their full preferential amounts, the entire assets of the Corporation to be distributed shall be distributed ratably among the holders of Series A Preferred Stock and any other such series in accordance with each holder's liquidation preference. A consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of the Corporation's assets shall not be deemed to be a liquidation, dissolution or winding up of the Corporation as those terms are used in this paragraph.

                           (c)      Voting Rights. Except as otherwise provided
by the laws of the State of Delaware or as hereinafter specifically set forth, each share of the Series A Preferred Stock shall have one vote which may be cast on all matters to come before the shareholders of the Corporation, as provided by the laws of the State of Delaware, the Certificate of Incorporation and/or the bylaws of the Corporation. Except as otherwise provided by the laws of the State of Delaware or as hereinafter specifically set forth, the holders of the outstanding shares of Series A Preferred Stock shall vote with the holders of all outstanding shares of capital stock, and not as a separate class or series.

                           (d)      Conversion. The holders of the Series A
Preferred Stock shall have the following conversion rights (the "Conversion Rights"):

                                    (i)     Right to Convert. Each share of
Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such shares, at the office of the Corporation or any transfer agent for the Corporation, into one fully paid and nonassessable share of Common Stock.

                                    (ii)    Conversion Price. Each share of
Series A Preferred Stock shall be convertible into one share of Common Stock (hereinafter "Conversion Ratio"). The Initial Conversion Price shall be subject to adjustment from time to time as provided herein.

                                    (iii)   Mechanics of Voluntary Conversion.
Before any holder of Series A Preferred Stock shall be entitled to voluntarily convert the same into shares of Common Stock, he shall surrender the certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Corporation at such office that he elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon the Corporation shall promptly issue and deliver to such holder of Series A Preferred Stock or his designees by first class mail at the address of such holder as set forth on the books of the Corporation's transfer agent a certificate or certificates for the number of shares of Common Stock to which he shall be entitled to as aforesaid and a certificate or certificates for any shares of Series A Preferred Stock that are not converted.

         Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                                    (iv)    Adjustment for Stock Splits and
Combinations. If the Corporation shall at any time or from time to time effect a subdivision of the outstanding Common Stock, the Conversion Ratio then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Corporation shall at any time or from time to time combine the outstanding shares of Common Stock, the Conversion Ratio then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subparagraph (d) shall become effective at the close of business on the date of the subdivision or combination becomes effective.

                                    (v)     Adjustment for Certain Dividends
and Distributions. In the event of the Corporation at any time, or from time to time shall make or issue, or fix a record date for the determination of holders of Common Stock or holders of any other stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock or stock convertible into or exchangeable for Common Stock then and in each such event the Conversion Ratio then in effect shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, or by multiplying the Conversion Ratio then in effect by a fraction:

                           (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

                           (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution and/or the number of shares of Common Stock issuable upon conversion or exchange of stock issuable in payment of such dividend or distribution; provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Ratio shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Ratio shall be adjusted pursuant to this Section 4.2.4(d)(v) as of the time of actual payment of such dividends or distributions.

                                    (vi)    Adjustments for Other Dividends and
Distributions. In the event the Corporation at any time or from time to time after the Commitment Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock or shares of stock convertible into or exchangeable for Common Stock, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application to all adjustments with respect to such securities as are called for during such period under this Section 4.2.4(d)(v) with respect to the rights of the holders of the Series A Preferred Stock.

                                    (vii)   Adjustment for Reorganization,
Reclassification, Exchange and Substitution. If the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4.2.4(d)(v)), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification or change, giving application to all adjustments with respect to such securities as are called for under this Section 4.2.4(d)(v) with respect to the rights of the holders of the Series A Preferred Stock.

                                    (viii)  Mergers, Consolidations or Sale of
Assets. If at any time or from time to time there shall be a merger or consolidation of the Corporation with or into another corporation, or the sale of all or substantially all of the Corporation's properties and assets to any other person, then, as a part of such merger, consolidation or sale, provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock, the number of shares of stock or other securities or property of the Corporation, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock deliverable upon conversion would have been entitled on such merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4.2.4(d) (including adjustment of the Conversion Ratio then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                                    (ix)    Fractional Shares. No fractional
shares of Common Stock shall be issued upon conversion of Series A Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of the Corporation's Common Stock on the date of conversion, as determined in good faith by the Board of Directors.

                                    (x)     Reservation of Stock Issuable Upon
Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion or all outstanding shares of the Series A Preferred Stock, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                                    (xi)    Certificate of Adjustment. Whenever
the amount of common shares or other securities deliverable upon the conversion of shares of Series A Preferred Stock shall be adjusted pursuant to the provisions hereof, the Corporation shall deliver to each holder of Series A Preferred Stock, not later than 30 days after the date of such adjustment, a certificate signed by the President or one of the Vice Presidents of the Corporation, and by the Treasurer or one of the Assistant Treasurers of the Corporation, stating the adjusted amount of its common shares or other securities deliverable per share of Series A Preferred Stock calculated to the nearest one one- hundredth and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required.

                           (e)      Redemption. Holder of Series A Preferred
Stock shall not be entitled to demand redemption of any of the shares so held.

                           (f)      Protective Limitation.

                                    (i)     Senior Series. So long as any
shares of Series A Preferred Stock shall remain unredeemed and outstanding the Corporation shall not, without the advance affirmative vote or written consent of the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock, taken together as a class, issue any other class of preferred or special shares having any preference or priority as to dividends or assets senior to such preference or priority of the Series A Preferred Stock, or authorize or issue shares of any class of stock or any bonds, debentures, notes or other obligations convertible into or exchangeable for, or having option rights to purchase, any shares of any class of stock of this Corporation having any preference or priority as to dividends or assets senior to such preference or priority of the Series A Preferred Stock.

                                    (ii)    Changes. So long as any shares of
Series A Preferred Stock shall remain unredeemed and outstanding, the Corporation shall not, without the advance affirmative vote or written consent of the holders of at least 66 2/3% of the then outstanding shares of Series A Preferred Stock, adversely change any of the rights and preferences of the Series A Preferred Stock.

                  4.2.5 The Corporation shall hereby create a series of Preferred Stock which series shall be designated as "Series B Preferred Stock" (the "Series B Preferred"). The number of shares initially constituting the Series B Preferred Stock shall be four million (4,000,000). The rights, preferences, privileges and restrictions granted to and imposed on the Series B Preferred are as set forth below in paragraphs (a) through (h).

                           (a)      Dividends. The holders of the Series B
Preferred shall be entitled to receive, out of any funds legally available therefor, such dividends as may be declared from time to time by the Board of the Corporation provided that no dividend or distribution shall be declared or paid on any shares of the Common Stock unless at the same time an equivalent dividend or distribution is declared or paid, as the case may be, on all outstanding shares of Series B Preferred and provided further that any dividend or distribution on Series B Preferred shall be payable at the same rate per share as would be payable on the shares of Common Stock which the holder of the Series B Preferred would be entitled to receive if he had converted the shares of Series B Preferred into Common Stock pursuant to Section 4.2.5(d) hereof immediately prior to the record date of such dividend or distribution.

                           (b)      Liquidation Preference. In the event of any
voluntary or involuntary liquidation, dissolution or winding up of the Corporation (each a "Distribution Event"):

                                    (i)     Series B Preferred Preference. The
holders of the Series B Preferred shall be entitled to receive with respect to such Distribution Event pro rata in accordance with the shares of Series B Preferred then held by them, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership of such shares, an amount equal to the greater of (x) the aggregate of the Original Issue Price (as defined below) for all such shares of Series B Preferred plus an amount equal to all declared but unpaid dividends on such shares of Series B Preferred and (y) the amount that the holders of Series B Preferred would be entitled to receive if all such shares of Series B Preferred had been converted into Common Stock pursuant to
Section 4.2.5(d) hereof immediately prior to the record date for the distributions relating to the Distribution Event. If the assets and funds thus distributed among the holders of the Series B Preferred shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Series B Preferred pro rata in accordance with the shares of Series B Preferred then held by them. The "Original Issue Price" of the Series B Preferred shall be $10.00 per share (as adjusted for any stock dividend, stock splits, recapitalization, reorganizations and other similar transactions with respect to the Series B Preferred).

                                    (ii)    Reorganization, Merger or Sale of
Assets. Neither a consolidation or a merger of the Corporation with or into any other corporation or corporations nor the sale of all or substantially all of the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 4.2.5(b).

                           (c)      Voting Rights. Except as otherwise provided
herein or required by law, each share of Series B Preferred shall be entitled to the number of votes equal to the number of shares of Common Stock into which the Series B Preferred could be converted pursuant to Section 4.2.5(d) hereof as of the record date for the determination of the stockholders entitled to vote on such matter or, if no record date is established, as of the date such vote is taken, and the holders of Series B Preferred shall vote share for share with the holders of the Common Stock without distinction as to class and shall not be entitled to vote separately as a class or series of a class. Nothing set forth in this Section 4.2.5(c) shall be construed as a waiver of the right of the holders of the Series B Preferred to vote as a class when specifically entitled to do so pursuant to Section 6 herein. The voting rights of the Series B Preferred shall include, but not be limited to, the right to vote on the Charter Amendment (as hereinafter defined).

                           (d)      Conversion. The holders of the Series B
Preferred have conversion rights as follows (the "Conversion Rights"):

                                    (i)     Right to Convert. Each share of
Series B Preferred shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the Corporation or any transfer agent for the Series B Preferred, into such number of fully paid and nonassessable shares of Common Stock (the "Conversion Rate") as is determined by dividing the Original Issue Price by the Conversion Price, determined as hereinafter provided, in effect at the time of the conversion. The price at which shares of Common Stock shall be deliverable upon conversion (the "Conversion Price") for the Series B Preferred shall initially be $0.25 per share of Common Stock. Such initial Conversion Price shall be subject to adjustment as hereinafter provided.

                                    (ii)    Automatic Conversion. Each share of
Series B Preferred shall automatically be converted into shares of Common Stock at the then effective Conversion Rate of such stock (x) immediately prior to the closing of the first firmly underwritten public offering of Common Stock of the Corporation that occurs after March 20, 2000 and that is pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission (or any other federal agency at the time administering the Securities Act of 1933, as amended (the "Act")) under the Act, covering the offer and sale of Common Stock to the public at a public offering price per share (before deductions for underwriter commissions and expenses) of not less than four times the then prevailing Conversion Price and that results in proceeds to the Corporation (before deduction for underwriter commissions and expenses) of at least $10,000,000 (a "Qualified Offering"), and (y) upon the conversion of a number of shares of Series B Preferred which when added to all shares of Series B Preferred previously converted at any time equals at least 60% of the number of shares of Series B Preferred issued pursuant to a Securities Purchase Agreement (the "Securities Purchase Agreement") dated March 9, 2000 between the Corporation and Pangea Internet Advisors LLC. Upon such automatic conversion, any declared but unpaid dividends shall be paid in accordance with the provisions of Section 4.25(d)(iii). In the event of the automatic conversion of the Series B Preferred upon a Qualified Offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of Series B Preferred shall not be deemed to have converted such Series B Preferred until immediately prior to the closing of such sale of securities. Notwithstanding the foregoing provisions of this Section 4.2.5(d)(ii), no automatic conversion of the Series B Preferred shall be effected unless and until such conversion will not violate any laws, rules, regulations, orders or other legal requirements of any governing body or until the Charter Amendment shall have occurred, and such automatic conversion shall be held in abeyance pending compliance with any such requirements, provided that the holders of Series B Preferred will use their best efforts to comply with such requirements.

                                    (iii)   Mechanics of Conversion. Before any
holder of Series B Preferred shall be entitled to convert the same into full shares of Common Stock and to receive certificates therefor, such holder shall surrender the certificate or certificates for such Series B Preferred, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred, and shall give written notice to the Corporation at such office that such holder elects to convert the same. In the event of an automatic conversion pursuant to Section 4.2.5(d)(ii), the outstanding shares of Series B Preferred shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent. The Corporation is not obligated to issue certificates evidencing the shares of Common Stock issuable upon such automatic conversion unless the certificates evidencing such shares of Series B Preferred are either delivered to the Corporation or its transfer agent as provided above, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates. The Corporation shall, as soon as practicable after such delivery, or such agreement and indemnification in the case of a lost certificate, issue and deliver at such office to such holder of

Series B Preferred, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock. Thereupon, the Corporation shall promptly pay in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock's fair market value determined by the Board of Directors as of the date of such conversion), any declared but unpaid dividends on the shares of Series B Preferred being converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred to be converted, or in the case of automatic conversion on the date of closing of a Qualified Offering or the date on which more than 60% of the originally issued Series B Preferred have been converted into Common Stock and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

                                    (iv)    Fractional Shares. In lieu of any
fractional shares to which the holder of Series B Preferred would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then effective Conversion Price. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred of each holder at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                                    (v)     Adjustment of Conversion Price. The
Conversion Price of the Series B Preferred shall be subject to adjustment from time to time as follows:

                                            (A)      If the number of shares of
Common Stock outstanding at any time after the date hereof is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, on the date such payment is made or such change is effective, the Conversion Price of the Series B Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of any shares of the Series B Preferred shall be increased in proportion to such increase of outstanding shares.

                                            (B)      If the number of shares of
Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, on the effective date of such combination, the Conversion Price of the Series B Preferred shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of any shares of the Series B Preferred shall be decreased in proportion to such decrease in outstanding shares.

                                            (C)      In case, at any time after
the date hereof, of any capital reorganization, or any reclassification of the stock of the Corporation (other than as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing entity and which does not result in any change in the Common Stock), the shares of the Series B Preferred shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition, be convertible into the kind and number of shares of stock or other securities or property of the Corporation or otherwise to which such holder would have been entitled if immediately prior to such reorganization, reclassification, consolidation, merger, sale or other disposition such holder had converted its shares of the Series B Preferred into Common Stock.

                                            (D)      In case any event shall
occur as to which the other provisions of this Section 4.2.5(d)(v) are not strictly applicable but the failure to make any adjustment would not fairly protect the conversion rights of the holders of Series B Preferred set forth in this Section 4 in accordance with the essential intent and principles hereof, then, in each such case, the Corporation at its expense shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Corporation), which shall give its opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 4.2.5(d), necessary to preserve, without dilution, the conversion rights of the holders of Series B Preferred set forth in this Section 4.2.5(d). Upon receipt of such opinion, the Corporation will promptly mail a copy thereof to the holders of Series B Preferred and shall make the adjustments described therein.

                                            (E)      The provisions of Sections
4.2.5(d)(v)(A), (B), (C) and (D) shall similarly apply to successive events of the type described therein. All calculations under this Section 4.2.5(d)(iv) shall be made to the nearest cent or to the nearest one hundredth (1/100) of a share, as the case may be.

                                    (vi)    Minimal Adjustments. No adjustment
in the Conversion Price for any Series B Preferred need be made if such adjustment would result in a change in the Conversion Price of less than 1%. Any adjustment of less than 1% which is not made shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, on a cumulative basis, amounts to an adjustment of 1% or more in the Conversion Price.

                                    (vii)   No Impairment. The Corporation will
not through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this
Section 4.2.5(d) and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of Series B Preferred against impairment. This provision shall not restrict the Corporation's right to amend its Certificate of Incorporation with the requisite shareholder consent.

                                    (viii)  Certificate as to Adjustments. Upon
the occurrence of each adjustment or readjustment of the Conversion Rate for Series B Preferred pursuant to this Section 4.2.5(d), the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series B Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon written request at any time of any holder of Series B Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (A) all such adjustments and readjustments, (B) the Conversion Rate at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such holder's shares of Series B Preferred.

                                    (ix)     Notices of Record Date and Proposed
Liquidation Distribution. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property or to receive any other right, the Corporation shall mail to each holder of Series B Preferred at least 30 days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution or right, and the amount and character of such dividend, distribution or right. In the event of a liquidation distribution pursuant to Section 4.2.5(b) hereof, the Corporation shall mail to each holder of Series B Preferred at least 30 days prior to the record date applicable to such distribution a notice (A) certifying as to (i) the anticipated aggregate proceeds available for distribution to holders of Series B Preferred and Common Stock, (ii) the amount expected to be distributed pursuant to Section 4.2.5(b) in respect of each share of each outstanding series of Series B Preferred and each share of Common Stock and (iii) the amount expected to be distributed pursuant to Section 4.2.5(b) in respect of each share of outstanding Series B Preferred if the holder of Series B Preferred converted such share of Series B Preferred into Common Stock immediately prior to the liquidation distribution and (B) stating that in connection with such liquidation distribution the holders of shares of Series B Preferred may prior to such liquidation distribution convert their shares of Series B Preferred into Common Stock at the applicable Conversion Rate.

                                    (x)     Notices. Any notice required by the
provisions of this Section 4.2.5(d) to be given to the holder of shares of the Series B Preferred shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at such holder's address appearing on the Corporation's books.

                                    (xi)    Payment of Taxes. The Corporation
will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series B Preferred, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which shares of Series B Preferred so converted were registered.

                           (e)      Redemption.

                                    (i)     Optional Redemption by Corporation.
The shares of the Series B Preferred are redeemable at the option of the Corporation in whole or in part at any time and from time to time after March 26, 2001, at a redemption price of $10.00 per share plus an amount equal to the dividends accrued and unpaid (including interest, if any) thereon to the redemption date. In case only a part of the Series B Preferred Stock at the time outstanding is to be redeemed, the shares selected shall be allocated among all of the holders of the Series B Preferred at the time outstanding in proportion to their respective holdings. At least 30 days in advance of the date designated for any redemption pursuant to this paragraph
(a), the Corporation shall mail or deliver notices of such redemption to the holders of record of the shares so to be redeemed at their respective addresses as shown on the books of the Corporation.

                                    (ii)    Redemption At Option of Holders. If
the Charter Amendment has not occurred prior to December 31, 2000, then at any time after December 31, 2000 and prior to the Charter Amendment the Corporation shall, upon the written request (a "Redemption Request") of the holders of at least 50% of the shares of Series B Preferred issued pursuant to the Securities Purchase Agreement, redeem all of the then outstanding shares of the Series B Preferred at the redemption price of $10.00 per share, plus all dividends accrued and unpaid (including interest, if any) on such Series B Preferred up to the date fixed for redemption, upon giving the notice hereinafter provided. "Charter Amendment" means an amendment to the Corporation's Certificate of Incorporation providing for an increase in the number of shares of Common Stock that the Corporation is authorized to issue so that the number thereof is at least equal to the sum of (A) the number of shares of Common Stock that were outstanding or reserved for issuance immediately prior to the issuance of any share of Series B Preferred pursuant to the Securities Purchase Agreement plus
(B) the number of shares of Common Stock that would be required to be issued immediately after the issuance of all shares of Series B Preferred issued pursuant to the Securities Purchase Agreement if all such shares of Series B Preferred were converted at such time plus (C) the number of shares of Common Stock issuable pursuant to the terms of all warrants referred to in the Securities Purchase

Agreement. Not less than 30 days after receipt of a Redemption Request, a notice specifying the time and place fixed for redemption of the Series B Preferred shall be given by mail or delivered to the holders of record of the shares of Series B Preferred Stock selected for redemption at their respective addresses as shown on the books of the Corporation. The time so fixed for redemption shall be not less than 30 days after the date of such notice.

                                    (iii)   Effect of Redemption. Upon such
date as the Board of Directors shall designate for payment of the redemption price (unless the Corporation shall default in the payment of the redemption price set forth in the Redemption notice), the shares of Series B Preferred redeemed shall cease to be deemed outstanding and the holders of certificates therefor shall have no voting or other rights with respect to such shares except the right to receive the moneys payable upon such redemption from the Corporation, without interest thereon, upon surrender (and endorsement, if required by the Corporation) of their applicable stock certificates. Upon redemption of the Series B Preferred in the manner set forth herein, the Series B Preferred Stock so redeemed by the Corporation shall be cancelled, shall not be reissued and shall cease to be a part of the authorized shares of the Corporation.

                                    (iv)    Limitation On Redemption and
Dividends. The option and obligation of the Corporation to redeem shares of the Series B Preferred Stock under Sections 4.2.5(e)(i) and (ii) hereof, shall be subject to the restrictions imposed by applicable law or any provision of any agreement now or hereafter existing relating to the indebtedness of the Corporation for borrowed money, unless such provision shall be waived. In the event that the Corporation shall fail to redeem any shares of Series B Preferred Stock required to be redeemed under Section 4.2.5(e)(ii) hereof, then, until such shares are redeemed, dividends shall accrue on all shares at a rate equal to 10% compounded semi-annually from the date such redemption price is required to be paid to the date payment is made.

                           (f)      Covenants. In addition to any other rights
provided by law, so long as any shares of Series B Preferred shall be outstanding, the Corporation shall not, without first obtaining the affirmative vote or written consent of the holders of not less than a majority of such outstanding shares of Series B Preferred:

                                    (i)     Certificate and Bylaws. Amend or
repeal any provision of, or add any provision to, this Corporation's Certificate of Incorporation or Bylaws if such action would adversely alter or change the preferences, rights, privileges or powers of, or the restrictions provided for the benefit of, such shares of Series B Preferred;

                                    (ii)    Authorized Shares. Increase the
authorized number of shares of Series B Preferred or increase or decrease the authorized number of shares of preferred stock of the Corporation;

                                    (iii)   Senior Securities. Make any
authorization or any designation, whether by reclassification or otherwise, of any new class or series of stock or any other securities convertible into equity securities of the Corporation ranking senior to the Series B Preferred in right of redemption, liquidation preference, voting or dividends or any increase in the authorized or designated number of any such class or series; or

                                    (iv)    Distribution. Redeem or repurchase
any shares of Common Stock (except for acquisitions of Common Stock by the Corporation pursuant to agreements which permit the Corporation to repurchase such shares upon termination of services to the Corporation or its affiliates).

                           (g)      Status of Converted Stock. In the event any
shares of Series B Preferred shall be converted pursuant to Section 4.2.5(b)(iv) hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation, and any declared but unpaid dividends with respect to such converted shares shall be cancelled. The Certificate of Incorporation of the Corporation may be appropriately amended from time to time to effect the corresponding reduction in the Corporation's authorized capital stock.

                           (h)      Absence of Charter Amendment. To the extent
that the rights of the holders of Series B Preferred set forth in Sections 4.2.5(b)(i), (ii) and (iii) depend upon or relate to the number of shares of Common Stock into which the Series B Preferred may be converted from time to time, such rights shall be construed as if the Corporation has at all times a sufficient number of shares of Common Stock authorized and reserved for issuance to satisfy such conversion rights notwithstanding the fact that a sufficient number of such shares of Common Stock may not be authorized and reserved because of the failure of the Charter Amendment to have been effected or for any other reason.

5. Name and Mailing Address of Incorporator. The name and mailing address of the incorporator are: Sophia Lee, Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064.

6. Election of Directors. Members of the Board may be elected either by written ballot or by voice vote.

7. Limitation of Liability. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under section 174 of the General Corporation Law or (d) for any transaction from which the director derived any improper personal benefits.

         Any repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

8.       Indemnification.

         8.1 To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or, at the request of the Corporation, is or was serving as a director or officer of any other corporation or in a capacity with comparable authority or responsibilities for any partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees, disbursements and other charges). Persons who are not directors or officers of the Corporation (or otherwise entitled to indemnification pursuant to the preceding sentence) may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Section 8.

         8.2 The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; PROVIDED, HOWEVER, that, if required by the General Corporation Law, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses.

         8.3 The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 8 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Certificate of Incorporation, the By-laws of the Corporation (the "By-laws"), any agreement, any vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         8.4 The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 8 shall continue as to a person who has ceased to be a director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

         8.5 The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 8, the By-laws or under section 145 of the General Corporation Law or any other provision of law.

         8.6 The provisions of this Section 8 shall be a contract between the Corporation, on the one hand, and each director and officer who serves in such capacity at any time while this Section 8 is in effect and any other person entitled to indemnification hereunder, on the other hand, pursuant to which the Corporation and each such director, officer, or other person intend to be, and shall be, legally bound. No repeal or modification of this Section 8 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         8.7 The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 8 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdic tion. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board, its independent legal counsel and its stockholders) to have made a determina tion prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

         8.8 Any director or officer of the Corporation serving in any capacity of (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

         8.9 Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Section 8 may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; PROVIDED, HOWEVER, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

9. Adoption, Amendment and/or Repeal of By-Laws. The Board may from time to time adopt, amend or repeal the By-laws of the Corporation; PROVIDED, HOWEVER, that any By-laws adopted or amended by the Board may be amended or repealed, and any By-laws may be adopted, by the stockholders of the Corporation by vote of a majority of the holders of shares of stock of the Corporation entitled to vote in the election of directors of the Corporation.


         WITNESS the signature of this Certificate this ____ day of April, 2000.



                                        ______________________________
                                        Sophia Lee

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                              PANGEA INTERNET, INC.


         Pangea Internet, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

         FIRST: That the Board of Directors of the Corporation by a meeting of its members, filed with the minutes of the Board, duly adopted, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware (the "GCL"), resolutions setting forth this proposed amendment to the Certificate of Incorporation of said Corporation and declaring said amendment to be advisable and directing that such amendment be presented to the shareholders of the Corporation for consideration and approval;

         SECOND: That the sole stockholder of the Corporation has duly approved said proposed amendment in accordance with Section 242 of the GCL by executing a Written Consent of Sole Stockholder in Lieu of Meeting in accordance with
Section 228 of the GCL.

         THIRD: Section 1 of the Corporation's Certificate of Incorporation is hereby deleted in its entirety and substituted in lieu thereof with the following section:

                  "1. NAME. The name of the corporation is Change Technology Partners, Inc. (the "Corporation")."

         IN WITNESS WHEREOF, PANGEA INTERNET, INC. has caused this Certificate to be signed by its authorized officer and duly attested to on this 17th day of July, 2000.



ATTEST                                  PANGEA INTERNET, INC.


By:  /s/ Edward D. Nelson               By:  /s/ Cary S. Fitchey
     ---------------------------           ----------------------------
     Name:  Edward D. Nelson               Name:  Cary S. Fitchey
     Title: Assistant Secretary            Title: President and Chief
                                                  Executive Officer

                                                                         Annex C

                                     BY-LAWS

                                       of

                        CHANGE TECHNOLOGY PARTNERS, INC.

                             A Delaware Corporation


                            ------------------------

                                   ARTICLE 1.

                                   DEFINITIONS
                                   -----------

         As used in these By-laws, unless the context otherwise requires, the term:

         1.1 "Assistant Secretary" means an Assistant Secretary of the Corporation.

         1.2 "Assistant Treasurer" means an Assistant Treasurer of the Corporation.

         1.3 "Board" means the Board of Directors of the Corporation.

         1.4 "By-laws" means the initial by-laws of the Corporation, as amended from time to time.

         1.5 "Certificate of Incorporation" means the initial certificate of incorporation of the Corporation, as amended, supplemented or restated from time to time.

         1.6 "Chairman" means the Chairman of the Board of Directors of the Corporation.

         1.7 "Corporation" means Pangea Internet, Inc.

         1.8 "Directors" means directors of the Corporation.

         1.9 "Entire Board" means all directors of the Corporation in office, whether or not present at a meeting of the Board, but disregarding vacancies.

         1.10 "General Corporation Law" means the General Corporation Law of the State of Delaware, as amended from time to time.

         1.11 "Office of the Corporation" means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

         1.12 "President" means the President of the Corporation.

         1.13 "Secretary" means the Secretary of the Corporation.

         1.14 "Stockholders" means stockholders of the Corporation.

         1.15 "Treasurer" means the Treasurer of the Corporation.

         1.16 "Vice President" means a Vice President of the Corporation.

                                   ARTICLE 2.

                                  STOCKHOLDERS
                                  ------------

         2.1 Place of Meetings. Every meeting of Stockholders shall be held at the office of the Corporation or at such other place within or without the State of Delaware as shall be specified or fixed in the notice of such meeting or in the waiver of notice thereof.

         2.2 Annual Meeting. A meeting of Stockholders shall be held annually for the election of Directors and the transaction of other business at such hour and on such business day as may be determined by the Board and designated in the notice of meeting.

         2.3 Deferred Meeting for Election of Directors, Etc. If the annual meeting of Stockholders for the election of Directors and the transaction of other business is not held within the months specified in Section 2.2 hereof, the Board shall call a meeting of Stockholders for the election of Directors and the transaction of other business as soon thereafter as convenient.

         2.4 Other Special Meetings. A special meeting of Stockholders (other than a special meeting for the election of Directors), unless otherwise prescribed by statute, may be called at any time by the Board or by the President or by the Secretary. At any special meeting of Stockholders only such business may be transacted as is related to the purpose or purposes of such meeting set forth in the notice thereof given pursuant to Section 2.6 hereof or in any waiver of notice thereof given pursuant to Section 2.7 hereof.

         2.5 Fixing Record Date. For the purpose of (a) determining the Stockholders entitled (i) to notice of or to vote at any meeting of Stockholders or any adjournment thereof, (ii) unless otherwise provided in the Certificate of Incorporation to ex press consent to corporate action in writing without a meeting or (iii) to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date shall not be (x) in the case of clause (a)(i) above, more than sixty nor less than ten days before the date of such meeting, (y) in the case of clause (a)(ii) above, more than 10 days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause
(a)(iii) or (b) above, more than sixty days prior to such action. If no such record date is fixed:

                  2.5.1 the record date for determining Stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

                  2.5.2 the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required under the General Corporation Law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; and when prior action by the Board is required under the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action; and

                  2.5.3 the record date for determining stockholders for any purpose other than those specified in Sections 2.5.1 and 2.5.2 shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

When a determination of Stockholders entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.5, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting. Delivery made to the Corporation's registered office in accordance with Section 2.5.2 shall be by hand or by certified or registered mail, return receipt requested.

         2.6 Notice of Meetings of Stockholders. Except as otherwise provided in Sections 2.5 and 2.7 hereof, whenever under the provisions of any statute, the Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by any statute, the Certificate of Incorporation or these By-laws, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten nor more than sixty days before the date of the meeting, to each Stockholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.6 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

         2.7 Waivers of Notice. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the Stockholder or Stockholders entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these By-laws.

         2.8 List of Stockholders. The Secretary shall prepare and make, or cause to be prepared and made, at least ten days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder's agent, or attorney, at the Stockholder's expense, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. The Corporation shall maintain the Stockholder list in written form or in another form capable of conversion into written form within a reasonable time. Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

         2.9 Quorum of Stockholders; Adjournment. Except as otherwise provided by any statute, the Certificate of Incorporation or these By-laws, the holders of one-third of all outstanding shares of stock entitled to vote at any meeting of Stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of Stockholders, it is not broken by the subsequent withdrawal of any Stockholders. The holders of a majority of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; PROVIDED, HOWEVER, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         2.10 Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, every Stockholder of record shall be entitled at every meeting of Stockholders to one vote for each share of capital stock standing in his or her name on the record of Stockholders determined in accordance with Section 2.5 hereof. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, each reference in the By-laws or the General Corporation Law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. The provisions of Sections 212 and 217 of the General Corporation Law shall apply in determining whether any shares of capital stock may be voted and the persons, if any, entitled to vote such shares; but the Corporation shall be protected in assuming that the persons in whose names shares of capital stock stand on the stock ledger of the Corporation are entitled to vote such shares. Holders of redeemable shares of stock are not entitled to vote after the notice of redemption is mailed to such holders and a sum sufficient to redeem the stocks has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares of stock. At any meeting of Stockholders (at which a quorum was present to organize the meeting), all matters, except as otherwise provided by statute or by the Certificate of Incorporation or by these By- laws, shall be decided by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken. All elections of Directors shall be by written ballot unless otherwise provided in the Certificate of Incorporation. In voting on any other question on which a vote by ballot is required by law or is demanded by any Stockholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the Stockholder voting or the Stockholder's proxy and shall state the number of shares voted. On all other questions, the voting may be VIVA VOCE. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section 212 of the General Corporation Law. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary.

         2.11 Voting Procedures and Inspectors of Election At Meetings of Stockholders. The Board, in advance of any meeting of Stockholders, may appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting, the person presiding at the meeting may appoint, and on the request of any Stockholder entitled to vote thereat shall appoint, one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise.

         2.12 Organization. At each meeting of Stockholders, the President, or in the absence of the President, the Chairman, or if there is no Chairman or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall act as chairman of the meeting. The Secretary, or in his or her absence, one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

         2.13 Order of Business. The order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

         2.14 Written Consent of Stockholders Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.14, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing.

                                   ARTICLE 3.

                                    DIRECTORS
                                    ---------

         3.1 General Powers. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these By-laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers expressly conferred by these By-laws, the Board may exercise all powers and perform all acts that are not required, by these By-laws or the Certificate of Incorporation or by statute, to be exercised and performed by the Stockholders.

         3.2 Number; Qualification; Term of Office. The Board shall consist of one or more members. The number of Directors shall be fixed initially by the incorporator and may thereafter be changed from time to time by action of the stockholders or by action of the Board. Directors need not be stockholders. Each Director shall hold office until a successor is elected and qualified or until the Director's death, resignation or removal.

         3.3 Election. Directors shall, except as otherwise required by statute or by the Certificate of Incorporation, be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election.

         3.4 Newly Created Directorships and Vacancies. Unless otherwise provided in the Certificate of Incorporation, newly created Directorships resulting from an increase in the number of Directors and vacancies occurring in the Board for any other reason, including the removal of Directors without cause, may be filled by the affirmative votes of a majority of the entire Board, although less than a quorum, or by a sole remaining Director, or may be elected by a plurality of the votes cast by the holders of shares of capital stock entitled to vote in the election at a special meeting of stockholders called for that purpose. A Director elected to fill a vacancy shall be elected to hold office until a successor is elected and qualified, or until the Director's earlier death, resignation or removal.

         3.5 Resignation. Any Director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

         3.6 Removal. Subject to the provisions of Section 141(k) of the General Corporation Law, any or all of the Directors may be removed with or without cause by vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

         3.7 Compensation. Each Director, in consideration of his or her service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at Directors' meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors in consideration of serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this Section 3.7 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

         3.8 Times and Places of Meetings. The Board may hold meetings, both regular and special, either within or without the State of Delaware. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to a resolution of the Board) in the notice of the meeting.

         3.9 Annual Meetings. On the day when and at the place where the annual meeting of stockholders for the election of Directors is held, and as soon as practicable there after, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section
3.11 hereof for special meetings of the Board or in a waiver of notice thereof.

         3.10 Regular Meetings. Regular meetings of the Board may be held without notice at such times and at such places as shall from time to time be determined by the Board.

         3.11 Special Meetings. Special meetings of the Board may be called by the Chairman, the President or the Secretary or by any two or more Directors then serving on at least one day's notice to each Director given by one of the means specified in
Section 3.14 hereof other than by mail, or on at least three days' notice if given by mail. Special meetings shall be called by the Chairman, President or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving.

         3.12 Telephone Meetings. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.12 shall constitute presence in person at such meeting.

         3.13 Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least one day's notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.14 hereof other than by mail, or at least three days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

         3.14 Notice Procedure. Subject to Sections 3.11 and 3.15 hereof, whenever, under the provisions of any statute, the Certificate of Incorporation or these By-laws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director's address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telex, telecopy or similar means addressed as aforesaid.

         3.15 Waiver of Notice. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these By-laws.

         3.16 Organization. At each meeting of the Board, the Chairman, or in the absence of the Chairman, the President, or in the absence of the President, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

         3.17 Quorum of Directors. The presence in person of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board, but a majority of a smaller number may adjourn any such meeting to a later date.

         3.18 Action by Majority Vote. Except as otherwise expressly required by statute, the Certificate of Incorporation or these By-laws, the act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

         3.19 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                   ARTICLE 4.

                             COMMITTEES OF THE BOARD
                             -----------------------

         The Board may, by resolution passed by a vote of a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board passed as aforesaid, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee shall have the power or authority of the Board in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation under section 251 or section 252 of the General Corporation Law, recommending to the stockholders (a) the sale, lease or exchange of all or substantially all of the Corporation's property and assets, or (b) a dissolution of the Corporation or a revocation of a dissolution, or amending the By-laws of the Corporation; and, unless the resolution designating it expressly so provides, no such committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these By-laws.

                                   ARTICLE 5.

                                    OFFICERS
                                    --------

         5.1 Positions. The officers of the Corporation shall be a President, a Secretary, a Treasurer and such other officers as the Board may appoint, including a Chairman, one or more Vice Presidents and one or more Assistant Secretaries and Assistant

Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Board may designate one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-laws otherwise provide.

         5.2 Appointment. The officers of the Corporation shall be chosen by the Board at its annual meeting or at such other time or times as the Board shall determine.

         5.3 Compensation. The compensation of all officers of the Corporation shall be fixed by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that the officer is also a Director.

         5.4 Term of Office. Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer's successor is chosen and qualifies or until such officer's earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer elected or appointed by the Board may be removed at any time, with or without cause, by vote of a majority of the entire Board. Any vacancy occurring in any office of the Corporation shall be filled by the Board. The removal of an officer without cause shall be without prejudice to the officer's contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

         5.5 Fidelity Bonds. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

         5.6 Chairman. The Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.

         5.7 President. The President shall be the Chief Executive Officer of the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of Directors. The President shall preside at all meetings of the Stockholders and at all meetings of the Board at which the Chairman (if there be one) is not present. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation or shall be required by statute otherwise to be signed or executed and, in general, the President shall perform all duties incident to the office of President of a corporation and such other duties as may from time to time be assigned to the President by the Board.

         5.8 Vice Presidents. At the request of the President, or, in the President's absence, at the request of the Board, the Vice Presidents shall (in such order as may be desig nated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the President and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the President. Any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by statute otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by the Board or by the President.

         5.9 Secretary. The Secretary shall attend all meetings of the Board and of the Stockholders and shall record all the proceedings of the meetings of the Board and of the stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the stockholders and shall perform such other duties as may be prescribed by the Board or by the President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to impress the same on any instrument requiring it, and when so impressed the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to impress the seal of the Corporation and to attest the same by such officer's signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by statute are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board or by the President.

         5.10 Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or state ments giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the President or the Board, whenever the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation; exhibit at all reasonable times the records and books of account to any of the Directors upon application at the office of the Corporation where such records and books are kept; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by the Board or the President.

         5.11 Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board or by the President.

                                   ARTICLE 6.

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.
                 ----------------------------------------------

         6.1 Execution of Contracts. The Board, except as otherwise provided in these By-laws, may prospectively or retroactively authorize any officer or officers, employee or employees or agent or agents, in the name and on behalf of the Corporation, to enter into any contract or execute and deliver any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

         6.2 Loans. The Board may prospectively or retroactively authorize the President or any other officer, employee or agent of the Corporation to effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances the person so authorized may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances, or otherwise limited.

         6.3 Checks, Drafts, Etc. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

         6.4 Deposits. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation with such banks, trust companies, investment banking firms, financial institutions or other depositaries as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power to select may from time to time be delegated by the Board.

                                   ARTICLE 7.

                               STOCK AND DIVIDENDS

         7.1 Certificates Representing Shares. The shares of capital stock of the Corporation shall be represented by certificates in such form (consistent with the provisions of Section 158 of the General Corporation Law) as shall be approved by the Board. Such certificates shall be signed by the Chairman, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be impressed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registrar other than the Corporation itself or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         7.2 Transfer of Shares. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by the holder's duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or an Assistant Secretary or the transfer agent of the Corporation. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation. No transfer of shares of capital stock shall be valid as against the Corporation, its stockholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

         7.3 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

         7.4 Lost, Destroyed, Stolen and Mutilated Certificates. The holder of any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares, and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his or her legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

         7.5 Rules and Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws or with the Certificate of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

         7.6 Restriction On Transfer of Stock. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if permitted by Section 202 of the General Corporation Law and noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing such capital stock, a restriction, even though permitted by Section 202 of the General Corporation Law, shall be ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration of transfer of capital stock of the Corporation may be imposed either by the Certificate of Incorporation or by an agreement among any number of stockholders or among such stockholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction.

         7.7 Dividends, Surplus, Etc. Subject to the provisions of the Certificate of Incorporation and of law, the Board:

                  7.7.1 may declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time or times as it, in its discretion, shall deem advisable giving due consideration to the condition of the affairs of the Corporation;

                  7.7.2 may use and apply, in its discretion, any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corpora tion, or purchase warrants therefor, in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness; and

                  7.7.3 may set aside from time to time out of such surplus or net profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.

                                   ARTICLE 8.

                                 INDEMNIFICATION
                                 ---------------

         8.1 INDEMNITY UNDERTAKING. To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation, or, at the request of the Corporation, is or was serving as a director or officer of any other corporation or in a capacity with comparable authority or responsibilities for any partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees, disbursements and other charges). Persons who are not directors or officers of the Corporation (or otherwise entitled to indemnification pursuant to the preceding sentence) may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Article 8.

         8.2 Advancement of Expenses. The Corporation shall, from time to time, reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; PROVIDED, HOWEVER, that, if required by the General Corporation Law, such expenses incurred by or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

         8.3 Rights Not Exclusive. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, the Certificate of Incorporation, these By-laws, any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         8.4 Continuation of Benefits. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

         8.5 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 8, the Certificate of Incorporation or under section 145 of the General Corporation Law or any other provision of law.

         8.6 Binding Effect. The provisions of this Article 8 shall be a contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Article 8 is in effect and any other person entitled to indemnification hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer or other person intend to be, and shall be legally bound. No repeal or modification of this Article 8 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         8.7 Procedural Rights. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

         8.8 Service Deemed At Corporation's Request. Any Director or officer of the Corporation serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

         8.9 Election of Applicable Law. Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article 8 may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; PROVIDED, HOWEVER, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

                                   ARTICLE 9.

                                BOOKS AND RECORDS
                                -----------------

         9.1 Books and Records. There shall be kept at the principal office of the Corporation correct and complete records and books of account recording the financial transactions of the Corporation and minutes of the proceedings of the stockholders, the Board and any committee of the Board. The Corporation shall keep at its principal office, or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

         9.2 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         9.3 Inspection of Books and Records. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the stockholders for inspection.

                                   ARTICLE 10.

                                      SEAL
                                      ----

         The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                                   ARTICLE 11.

                                   FISCAL YEAR
                                   -----------

         The fiscal year of the Corporation shall be fixed, and may be changed, by resolution of the Board.

                                   ARTICLE 12.

                              PROXIES AND CONSENTS
                              --------------------

         Unless otherwise directed by the Board, the Chairman, the President, any Vice President, the Secretary or the Treasurer, or any one of them, may execute and deliver on behalf of the Corporation proxies respecting any and all shares or other ownership interests of any Other Entity owned by the Corporation appointing such person or persons as the officer executing the same shall deem proper to represent and vote the shares or other ownership interests so owned at any and all meetings of holders of shares or other ownership interests, whether general or special, and/or to execute and deliver consents respecting such shares or other ownership interests; or any of the aforesaid officers may attend any meeting of the holders of shares or other ownership interests of such Other Entity and thereat vote or exercise any or all other powers of the Corporation as the holder of such shares or other ownership interests.

                                   ARTICLE 13.

                                EMERGENCY BY-LAWS
                                -----------------

         Unless the Certificate of Incorporation provides otherwise, the following provisions of this Article 13 shall be effective during an emergency, which is defined as when a quorum of the Corporation's Directors cannot be readily assembled because of some catastrophic event. During such emergency:

         13.1 Notice to Board Members. Any one member of the Board or any one of the following officers: Chairman, President, any Vice President, Secretary, or Treasurer, may call a meeting of the Board. Notice of such meeting need be given only to those

Directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

         13.2 Temporary Directors and Quorum. One or more officers of the Corporation present at the emergency Board meeting, as is necessary to achieve a quorum, shall be considered to be Directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum of the Directors are present (including any officers who are to serve as Directors for the meeting), those Directors present (including the officers serving as Directors) shall constitute a quorum.

         13.3 Actions Permitted To Be Taken. The Board as constituted in Section 13.2, and after notice as set forth in Section 13.1 may:

                  13.3.1 prescribe emergency powers to any officer of the Corporation;

                  13.3.2 delegate to any officer or Director, any of the powers of the Board;

                  13.3.3 designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

                  13.3.4 relocate the principal place of business, or designate successive or simultaneous principal places of business; and

                  13.3.5 take any other convenient, helpful or necessary action to carry on the business of the Corporation.

                                   ARTICLE 14.

                                   AMENDMENTS
                                   ----------

         These By-laws may be amended or repealed and new By-laws may be adopted by a vote of the holders of shares entitled to vote in the election of Directors or by the Board. Any By-laws adopted or amended by the Board may be amended or repealed by the Stockholders entitled to vote thereon.

                                                                         Annex D

                          SECTIONS 53-15-3 AND 53-15-4
                                     OF THE
                               NEW MEXICO STATUTES

53-15-3 Right of Shareholders to Dissent and Obtain Payment for Shares

         A. Any shareholder of a corporation may dissent from, and obtain payment for the shareholder's shares in the event of, any of the following corporate actions:

                  (1) any plan of merger or consolidation to which the corporation is a party, except as provided in Subsection C of this section;

                  (2) any sale or exchange of all or substantially all of the property and assets of the corporation not made in the usual and regular course of its business, including a sale in dissolution, but not including a sale pursuant to an order of a court having jurisdiction in the premises or a sale for cash on terms requiring that all or substantially all of the net proceeds of sale be distributed to the shareholders in accordance with their respective interests within one year after the date of sale;

                  (3) any plan of exchange to which the corporation is a party as the corporation the shares of which are to be acquired;

                  (4) any amendment of the articles of incorporation which materially and adversely affects the rights appurtenant to the shares of the dissenting shareholder in that it:

                           (a) alters or abolishes a preferential right of such shares;

                           (b) creates, alters or abolishes a right in respect of the redemption of such shares, including a provision respecting a sinking fund for the redemption or repurchase of such shares;

                           (c) alters or abolishes an existing preemptive right of the holder of such shares to acquire shares or other securities; or

                           (d) excludes or limits the right of the holder of such shares to vote on any matter, or to cumulate his votes, except as such right may be limited by dilution through the issuance of shares or other securities with similar voting rights; or

                  (5) any other corporate action taken pursuant to a shareholder vote with respect to which the articles of incorporation, the bylaws or a resolution of the board of directors directs that dissenting shareholders shall have a right to obtain payment for their shares.

         B. (1) A record holder of shares may assert dissenters' rights as to less than all of the shares registered in his name only if the holder dissents with respect to all the shares beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf the holder dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

                  (2) A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to shares held on his behalf, and shall be treated as a dissenting shareholder under the terms of this section and
Section 53-15-4 NMSA 1978 if he submits to the corporation at the time of or before the assertion of these rights a written consent of the record holder.

         C. The right to obtain payment under this section shall not apply to the shareholders of the surviving corporation in a merger if a vote of the shareholders of such corporation is not necessary to authorize such merger.

         D. A shareholder of a corporation who has a right under this section to obtain payment for his shares shall have no right at law or in equity to attack the validity of the corporate action that gives rise to his right to obtain payment, nor to have the action set aside or rescinded, except when the corporate action is unlawful or fraudulent with regard to the complaining shareholder or to the corporation.


53-15-4 Rights of Dissenting Shareholders

         A. Any shareholder electing to exercise his right of dissent shall file with the corporation, prior to or at the meeting of shareholders at which the proposed corporate action is submitted to a vote, a written objection to the proposed corporate action. If the proposed corporate action is approved by the required vote and the shareholder has not voted in favor thereof, the shareholder may, within ten days after the date on which the vote was taken or if a corporation is to be merged without a vote of its shareholders into another corporation any of its shareholders may, within twenty-five days after the plan of the merger has been mailed to the shareholders, make written demand on the corporation, or, or in the case of a merger or consolidation, on the surviving or new corporation, domestic or foreign, for payment of the fair value of the shareholder's shares, and, if the proposed corporate action is effected, the corporation shall pay to the shareholder, upon the determination of the fair value, by agreement or judgment as provided herein, and, in the case of shares represented by certificates, the surrender of such certificates the fair value thereof as of the day prior to the date on which the vote was taken approving the proposed corporate action, excluding any appreciation or depreciation in anticipation of the corporate action. Any shareholder failing to make demand within the prescribed ten-day or twenty-five day period shall be bound by the terms of the proposed corporate action. Any shareholder making such demand shall thereafter be entitled only to payment as in this section provided and shall not be entitled to vote or to exercise any other rights or a shareholder.

         B. No such demand may be withdrawn unless the corporation consents thereto. If, however, the demand is withdrawn upon consent, or if the proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect the action, or if, in the case of a merger, on the date of the filing of the articles of merger the surviving corporation is the owner of all the outstanding shares of the other corporation, domestic and foreign, that are parties to the merger, or if no demand or petition for the determination of fair value by a court has been made or filed within the time provided or in this section, or if a court of competent jurisdiction determines that the shareholder is not entitled to the relief provided by this section, then the right of the shareholder to be paid the fair value of his shares ceases and his status as a shareholder shall be restored, without prejudice, to any corporate proceedings which may have been taken during the interim.

         C. Within ten days after such corporate action is effected, the corporation, or, in the case of a merger or consolidation, the surviving or new corporation, domestic or foreign, shall give written notice thereof to each dissenting shareholder who has made demand as provided in this section and shall make a written offer to each such shareholder to pay for such shares at a specified price deemed by the corporation to be the fair value thereof. The notice and offer shall be accompanied by a balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than twelve months prior to the making of the offer, and a profit and loss statement of the corporation for the twelve- months' period ended on the date of the balance sheet.

         D. If within thirty days after the date on which the corporate action was effected the fair value of the shares is agreed upon between any dissenting shareholder and the corporation, payment therefor shall be made within ninety days after the date on which the corporate action was effected, and, in the case of shares represented by certificates, upon surrender of the certificates. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest or in the shares.

         E. If, within the period of thirty days, a dissenting shareholder and the corporation do not so agree, then the corporation, within thirty days after receipt of written demand from any dissenting shareholder, given within sixty days after the date on which corporate action was effected, shall, or at its election at any time within the period of sixty days may, file a petition in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located praying that the fair value of the shares be found and determined. If, in the case of a merger or consolidation, the surviving or new corporation is a foreign corporation without a registered office in this state, the petition shall be filed in the county where the registered office of the domestic corporation was last located. If the corporation fails to institute the proceeding as provided in this section, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders, wherever residing, shall be made parties to the proceeding as an action against their shares quasi in rem. A copy of the petition shall be served on each dissenting shareholder who is a resident of this state and shall be served by registered or certified mail on each dissenting shareholder who is a nonresident. Service on nonresidents shall also be made by publication as provided by law. The jurisdiction of the court shall be plenary and exclusive. All shareholders who are parties to the proceeding shall be entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as specified in the order of their appointment or on an amendment thereof. The judgment shall be payable to the holders of uncertificated shares immediately, but to the holders of shares represented by certificates only upon and concurrently with the surrender to the corporation of certificates. Upon payment of the judgment, the dissenting shareholder ceases to have any interest in the shares.

         F. The judgment shall include an allowance for interest at such rate as the court may find to be fair and equitable, in all the circumstances, from the date on which the vote was taken on the proposed corporate action to the date of payment.

         G. The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of the costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding to whom the corporation made an offer to pay for the shares if the court finds that the action of the shareholders in failing to accept the offer was arbitrary or vexatious or not in good faith. Such expenses include reasonable compensation for and reasonable expenses of the appraisers, but exclude the fees and expenses of counsel for and experts employed by any party; but if the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay therefor, or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any expert employed by the shareholder in the proceeding, together with reasonable fees of legal counsel.

         H. Upon receiving a demand for payment from any dissenting shareholder, the corporation shall make an appropriate notation thereof in its shareholder records. Within twenty days after demanding payment for his shares, each holder of shares represented by certificates demanding payment shall submit the certificates to the corporation for notation thereon that such demand has been made. His failure to do so shall, at the option of the corporation, terminate his rights under this section unless a court of competent jurisdiction, for good and sufficient cause shown, otherwise directs. If uncertificated shares for which payment has been demanded or shares represented by a certificate on which notation has been so made is [are] transferred, any new certificate issued therefor shall bear similar notation, together with the name of the original dissenting holder of the shares, and a transferee of the shares acquires by such transfer no rights or in the corporation other than those which the original dissenting shareholder had after making demand for payment of the fair value thereof.

         I. Shares acquired by a corporation pursuant to payment of the agreed value therefor or to payment of the judgment entered therefor, as or in this section provided, may be held and disposed of by the corporation as in the case of other treasury shares, except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

                                                                         Annex E

                          ARINCO COMPUTER SYSTEMS INC.

                             2000 STOCK OPTION PLAN

                        (Effective as of March 28, 2000)



1.       Purpose

         The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and Affiliates and to provide a means whereby employees, directors, nonemployee directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, thereby strengthening their commitment to the welfare of the Company and Affiliates and promoting an identity of interest between stockholders and these employees.

         The Plan provides for granting Incentive Stock Options and Nonqualified Stock Options.


2.       Definitions

         The following definitions shall be applicable throughout the Plan.

                  (a) "Affiliate" means (i) any entity that directly or indirectly is controlled by, or is under common control with the Company and
(ii) any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

                  (b) "Board" means the Board of Directors of the Company.

                  (c) "Change in Control, shall, unless in the case of a particular Option where the applicable Stock Option Agreement contains a different definition of "Change in Control," be deemed to occur upon:

                           (i) the acquisition by any individual, entity or
group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of common stock of the Company, taking into account as outstanding for this purpose such common stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such common stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); PROVIDED, HOWEVER, that for purposes of this Agreement, the following acquisitions shall not constitute a Change of Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate,
(III) any acquisition by any Person which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(e), or (IV) in respect of an Option held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

                           (ii) individuals who, on the date hereof, constitute
the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the corporation in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; PROVIDED, HOWEVER, that no individual initially elected or nominated as a director of the corporation as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                           (iii) the dissolution or liquidation of the Company;

                           (iv) the sale of all or substantially all of the
business or assets of the Company; or

                           (v) the consummation of a merger, consolidation,
statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the directors of the Surviving Corporation (the "Parent Corporation"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Company's Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

                  (d) "Code" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

                  (e) "Committee" means a committee of the Board established under the By-Laws of the Company, or if no such committee has yet been established, the Board. The Committee shall consist of at least two people as the Board may appoint to administer the Plan or, if no such committee has been appointed by the Board, the Board. Each member of the Committee shall, at the time he takes any action with respect to an Option under the Plan, be an Eligible Director; provided that the mere fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Option granted by the Committee which Option is otherwise validly made under the Plan.

                  (f) "Common Stock" means the common stock, par value $0.01 per share, of the Company.

                  (g) "Company" means Arinco Computer Systems Inc.

                  (h) "Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award agreement.

                  (i) "Effective Date" means March 28, 2000.

                  (j) "Eligible Director" means a person who is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation and (ii) an "outside director" within the meaning of Section 162(m) of the Code, and the Treasury Regulations promulgated thereunder; PROVIDED, HOWEVER, that clause (ii) shall apply only with respect to grants of Options with respect to which the Company's tax deduction could be limited by Section 162(m) of the Code if such clause did not apply.

                  (k) "Eligible Person" means any (i) individual regularly employed by the Company or an Affiliate who satisfies all of the requirements of
Section 6; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an Affiliate who is entitled to participate in an "employee benefit plan" within the meaning of 17 CFR ss. 230.405 (which, as of the Effective Date, includes those who (A) are natural persons and (B) provide BONA FIDE services to the Company other than in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company's securities).

                  (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (m) "Fair Market Value" on a given date means, except to the extent otherwise provided in an applicable Award agreement, (i) if the Stock is listed on a national securities exchange, the mean between the highest and lowest sale prices reported as having occurred on the primary exchange with which the Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Stock is not listed on any national securities exchange but is quoted in the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on a last sale basis, or on the Over the Counter Bulletin Board, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the NASDAQ on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

                  (n) "Incentive Stock Option" means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code.

                  (o) "Nonqualified Stock Option" means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

                  (p) "Option" means an award granted under Section 7.

                  (q) "Option Period" means the period described in Section
7(c).

                  (r) "Option Price" means the exercise price for an Option as described in Section 7(a).

                  (s) "Participant" means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6.

                  (t) "Plan" means this Arinco Computer Systems Inc. 2000 Stock Option Plan.

                  (u) "Securities Act" means the Securities Act of 1933, as amended.

                  (v) "Stock" means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

                  (w) "Stock Option Agreement" means the agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties as required in Section 7(d).

3.       Effective Date, Duration and Shareholder Approval

         The Plan is effective as of the Effective Date. The effectiveness of the Plan and the validity and exercisability of any and all Options granted pursuant to the Plan is contingent upon approval of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 162(m) of the Code and 422(b)(i) of the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(i) of the Code; provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

         The expiration date of the Plan, on and after which no Options may be granted hereunder, shall be the tenth anniversary of the Effective Date; PROVIDED, HOWEVER, that the administration of the Plan shall continue in effect until all matters relating to the payment of Options previously granted have been settled.

4.       Administration

         The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

         Subject to the provisions of the Plan and applicable law, the Committee shall have the power, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Options to be granted to a Participant; (iii) determine the number of shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with Options; (iv) determine the terms and conditions of any Options; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Stock, other securities, other Options, or other property, or canceled, forfeited, or suspended and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Stock, other securities, other Options, other property, and other amounts payable with respect to an

Option shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret, administer, reconcile any inconsistency, correct any default and/or supply any omission in the Plan and any instrument or agreement relating to, or Options granted under the Plan;
(viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

                  (a) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Option or any documents evidencing any and all Options shall be within the sole discretion of the Committee, may be made at any time granted pursuant to the Plan and shall be final, conclusive, and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Options, and any shareholder.

                  (b) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option hereunder.


5.       Grant of Options; Stock Subject to the Plan

         The Committee may, from time to time, grant Options to one or more Eligible Persons; PROVIDED, HOWEVER, that:

                  (a) Subject to Section 9, the aggregate number of shares of Stock in respect of which Options may be granted under the Plan is 20,000,000 shares;

                  (b) Such shares shall be deemed to have been used in payment of Options whether they are actually delivered. In the event any Options shall be surrendered, terminated, expired, or be forfeited, the number of shares of Stock no longer subject thereto shall thereupon be released and shall thereafter be available for new Options grants under the Plan;

                  (c) Stock delivered by the Company in settlement of Options granted under the Plan may be authorized and unissued Stock or Stock held in the treasury of the Company or may be purchased on the open market or by private purchase; and

                  (d) Subject to Section 9, no person may be granted Options under the Plan during any calendar year with respect to more than 3,000,000 shares of Stock; provided that such number shall be adjusted pursuant to Section 9 and shares otherwise counted against such number, only in a manner which will not cause the Options granted under the Plan to fail to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code.

6.       Eligibility

         Participation shall be limited to Eligible Persons who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.


7.       Terms of Options

         The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; PROVIDED, HOWEVER, that no Incentive Stock Options shall be granted to any Eligible Person who is not an employee of the Company or a "parent" or "subsidiary" of the Company, as such terms are used in Section 422(a)(2) of the Code. Each Option so granted shall be subject to the following conditions, or to such other conditions as may be reflected in the applicable Stock Option Agreement. In all events, the provisions in the applicable Stock Option Agreement shall control the terms of the Option issued pursuant thereto. If there shall be a conflict between the provisions of the Plan and such Stock Option Agreement, the provisions of such Stock Option Agreement shall control.

                  (a) Option Price. The exercise price (Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant, but shall not be less than the Fair Market Value of a share of Stock at the Date of Grant.

                  (b) Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate exercise price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable in cash, and if the Committee so permits, partially or completely in shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company); PROVIDED, HOWEVER, that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge in respect of the Option) or, in the discretion of the Committee, either (i) in other property having a fair market value on the date of exercise equal to the Option Price, (ii) if by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds of the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may permit.

                  (c) Vesting, Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the "Option Period") and as set forth in the applicable Stock Option Agreement;

PROVIDED, that the Committee shall have the authority to accelerate the exercisability of any outstanding option at such time and under such circumstances as it, in its sole discretion, deems appropriate. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

                  (d) Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement, which shall contain such provisions as may be determined by the Committee and, except as may be specifically stated otherwise in such Stock Option Agreement, which shall be subject to the following terms and conditions:

                           (i) Each Option or portion thereof that is
exercisable shall be exercisable for the full amount or for any part thereof.

                           (ii) Each share of Stock purchased through the
exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or when the Option expires.

                           (iii) Subject to Section 8(h), Options shall not be
transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by him.

                           (iv) Each Option shall vest and become exercisable by
the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement evidencing such Option.

                           (v) Each Stock Option Agreement may contain a
provision that, upon demand by the Committee for such a representation, the Participant shall deliver to the Committee at the time of any exercise of an Option a written representation that the shares to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof, and any other representations deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

                           (vi) Each Incentive Stock Option Agreement shall
contain a provision requiring the Participant to notify the Company in writing immediately after the Participant makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (a) two years after the Date of Grant of the Incentive Stock Option or (b) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option.

                  (e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

                  (f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

                  (g) Voluntary Surrender. The Committee may permit the voluntary surrender of all or any portion of any Nonqualified Stock Option, if any, granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered or require such voluntary surrender as a condition precedent to a grant of a new Option to such Participant. Such new Option shall be exercisable at an Option Price, during an Option Period, and in accordance with any other terms or conditions specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the Option Price, Option Period, or any other terms and conditions of the Nonqualified Stock Option surrendered.

8.       General

                  (a) Additional Provisions of an Option. Options granted to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Options granted to any other Participant) as the Committee determines appropriate including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options, provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Options, provisions giving the Company the right to repurchase shares of Stock acquired under any Option in the event the Participant elects to dispose of such shares or terminate employment, provisions allowing the Participant to elect to defer the receipt of payment in respect of Options for a specified period or until a specified event and and provisions to comply with federal and state securities laws and federal and state tax withholding requirements. Any such provisions shall be reflected in the applicable Stock Option Agreement.

                  (b) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Options hereunder until such shares have been issued to that person.

                  (c) Government and Other Regulations. The obligation of the Company to make payment of Options in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Option to the contrary, the Company shall be under no obligation to offer to sell or to sell and shall be prohibited from offering to sell or selling any shares of Stock pursuant to an Option unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

                  (d) Tax Withholding.

                           (i) A Participant may be required to pay to the
Company or any Affiliate and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Shares or other property deliverable under any Options or from any compensation or other amounts owing to a Participant the amount (in cash, Stock or other property) of any required tax withholding and payroll taxes in respect of an Option, its exercise, or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

                           (ii) Without limiting the generality of clause (i)
above, if so provided in an Option agreement, a Participant may satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required withholding liability) by delivery of shares of Stock owned by the Participant with a Fair Market Value equal to such withholding liability (provided that such shares are not subject to any pledge or other security interest and have either been held by the Participant for six months, previously acquired by the Participant on the open market or meet such other requirements as the Committee may determine necessary in order to avoid an accounting earnings charge), or by having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Option a number of shares with a Fair Market Value equal to such withholding liability.

                  (e) Claim to Options and Employment Rights. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Option under the Plan or, having been selected for the grant of an Option, to be selected for a grant of any other Option. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

                  (f) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person's own fraud or willful bad faith; PROVIDED, HOWEVER, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

                  (g) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof, or principals of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of New York.

                  (h) Nontransferability.

                           (i) Each Option shall be exercisable only by the
Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Option may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

                           (ii) Notwithstanding the foregoing, the Committee
may, in the Stock Option Agreement or at any time after the Date of Grant in an amendment to a Stock Option Agreement, provide that Options which are not intended to qualify as Incentive Stock Options may be transferred by a Participant without consideration, subject to such rules as the Committee may adopt consistent with any applicable Stock Option Agreement to preserve the purposes of the Plan, to:

                           (A) any person who is a "family member" of the Participant, as such term is used in the instructions to Form S-8 (collectively, the "Immediate Family Members");

                           (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members;

                           (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or

                           (D) any other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Stock Option Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a "Permitted Transferee"); PROVIDED that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan and any applicable Stock Option Agreement.

                           (iii) The terms of any Option transferred in
accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan or in a Stock Option Agreement to a Participant shall be deemed to refer to the Permitted Transferee, except that
(a) Permitted Transferees shall not be entitled to transfer any Options, other than by will or the laws of descent and distribution; (b) Permitted Transferees shall not be entitled to exercise any transferred Options unless there shall be in effect a registration statement on an appropriate form covering the shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Stock Option Agreement, that such a registration statement is necessary or appropriate, (c) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (d) the consequences of termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Stock Option Agreement shall continue to be applied with respect to the Participant, following which the Options shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Stock Option Agreement.

                  (i) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in relying, acting or failing to act, and shall not be liable for having so relied, acted or failed to act in good faith, upon any report made by the independent public accountant of the Company and Affiliates and upon any other information furnished in connection with the Plan by any person or persons other than himself.

                  (j) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company or any Affiliate except as otherwise specifically provided in such other plan.

                  (k) Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

                  (l) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

                  (m) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

                  (n) Termination of Employment. For all purposes herein, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

                  (o) Severability. If any provision of the Plan or any Stock Option Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Option, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or Option and the remainder of the Plan and any such Option shall remain in full force and effect.

9.       Changes in Capital Structure

         Options granted under the Plan and any Stock Option Agreements evidencing such options, the maximum number of shares of Stock subject to all Options stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Options during any period stated in Section 5(d) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Options or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Option or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 9 shall be made only to the extent not constituting a "modification" within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 9 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

         Notwithstanding the above, in the event of any of the following:

         A. The Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by shareholders of the Company in a form other than stock or other equity interests of the surviving entity;

         B. All or substantially all of the assets of the Company are acquired by another person;

         C. The reorganization or liquidation of the Company; or

         D. The Company shall enter into a written agreement to undergo an event described in clauses A, B or C above,

then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Options and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event. The terms of this
Section 9 may be varied by the Committee in any particular Stock Option
Agreement.


10.      Effect of Change in Control

         Except to the extent reflected in a particular Stock Option Agreement:

                  (a) In the event of a Change in Control, notwithstanding any vesting schedule, all Options shall become immediately exercisable with respect to 100 percent of the shares subject to such Option.

                  (b) In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Options and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Options based upon the price per share of Stock received or to be received by other shareholders of the Company in the event.

                  (c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants' rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

11.      Nonexclusivity of the Plan

         Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.


12.      Amendments and Termination

                  (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; PROVIDED that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent Options granted under the Plan from failing to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code); and PROVIDED FURTHER that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

                  (b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Stock Option Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Option theretofore granted, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant in respect of any Option theretofore granted shall not to that extent be effective without the consent of the affected Participant.

                                      * * *


As adopted by the Board of Directors of
Arinco Computer Systems Inc. as of March 28, 2000

                                AMENDMENT ONE TO

                        THE ARINCO COMPUTER SYSTEMS INC.

                             2000 STOCK OPTION PLAN



__________________The Arinco Computer Systems Inc. 2000 Stock Option Plan (the "Plan") is hereby amended as follows:

                  1. Effective June 27, 2000, Section 7(a) of the Plan is hereby amended in its entirety to read as follows:

                  Option Price. The exercise price ("Option Price") per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than (i) in the case of an Incentive Stock Option, and subject to Section 7(e), the Fair Market Value of a share of Stock at the Date of Grant, and (ii) in the case of a Non- Qualified Stock Option, the par value of a share of Stock; PROVIDED, HOWEVER, that all Options granted to employees which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall have an Option Price per share of Stock no less than the Fair Market Value of a share of Stock on the Date of Grant.

                  2. Except for the foregoing amendment set forth in paragraph 1 above, all of the terms and conditions of the Plan shall remain in full force and effect.

                                      PROXY
                          ARINCO COMPUTER SYSTEMS INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
           ANNUAL MEETING OF SHAREHOLDERS, TUESDAY, SEPTEMBER 12, 2000


         The undersigned hereby appoints Michael Gleason and James M. Dubin as proxies with full power of substitution to represent the undersigned and to vote all shares of Common Stock, Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, of Arinco Computer Systems Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, September 12, 2000 or any adjournments thereof.

         1. Election of five directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and shall duly qualify:

                                                                                    WITHHOLD
                               FOR                      AGAINST                    AUTHORITY
                               ---                      -------                    ---------
William Avery            ______________              ______________              ______________

James M. Dubin           ______________              ______________              ______________

Michael Gleason          ______________              ______________              ______________

William E. Lipner        ______________              ______________              ______________

Gary C. Wendt            ______________              ______________              ______________


         2. PROPOSAL to approve and adopt the Agreement and Plan of Merger between the Company and Change Technology Partners, Inc.

                FOR                       AGAINST                    ABSTAIN

          ______________              ______________              ______________


         3. PROPOSAL to ratify the selection of KPMG LLP as independent certified public auditors for fiscal 2000.

                FOR                       AGAINST                    ABSTAIN

          ______________              ______________              ______________

         4. PROPOSAL to approve the Company's 2000 Stock Option Plan.

                FOR                       AGAINST                    ABSTAIN

          ______________              ______________              ______________


         5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each of the five (5) nominees to the Board of Directors and "FOR" the adoption of Proposals 2, 3 and 4.

         The Company's Board of Directors recommends that you vote "FOR" the election of each of the five (5) nominees to the Board of Directors, "FOR" Proposal 2 to merge the Company with Change Technology Partners, Inc., "FOR" Proposal 3 to ratify the selection of KPMG LLP as independent certified public auditors for fiscal 2000 and "FOR" Proposal 4 to approve the Company's 2000 Stock Option Plan.

         Please sign exactly as your name appears on the mailing label. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                   Dated: _________________________

                                   ________________________________
                                   Signature

                                   ________________________________
                                   Signature, if held jointly

                                    (If a corporation, please sign in the
                                    corporate name by the president or another authorized officer. If a partnership, please sign in the partnership name by an authorized person.)


                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                     PROMPTLY BY USING THE ENCLOSED ENVELOPE

                                        2